   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 30, 1998


                                         SECURITIES ACT REGISTRATION NO. 2-75128
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-3326
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        / /

                          PRE-EFFECTIVE AMENDMENT NO.                        / /


                        POST-EFFECTIVE AMENDMENT NO. 25                      /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                                                             / /

                                AMENDMENT NO. 26                             /X/

                        (Check appropriate box or boxes)
                            ------------------------

                          PRUDENTIAL EQUITY FUND, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525



                         MARGUERITE E.H. MORRISON, ESQ.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

               (Name and Address of Agent for Service of Process)

                 Approximate date of proposed public offering:

                   As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                            (check appropriate box):

                       / / immediately upon filing pursuant to paragraph (b)


                       / / on (date) pursuant to paragraph (b)


                       / / 60 days after filing pursuant to paragraph (a)(1)


                       /X/ on March 1, 1999 pursuant to paragraph (a)(1)


                       / / 75 days after filing pursuant to paragraph (a)(2)

                       / / on (date) pursuant to paragraph (a)(2) of Rule 485

                           If appropriate, check the following box:

                       / / this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment.

    Title of Securities Being Registered...Shares of Common Stock, par value $.01 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FUND TYPE:

------------------------------------------

Stock



INVESTMENT OBJECTIVE:

------------------------------------------

Long-term growth of capital



Prudential
Equity
Fund, Inc.

-----------------


PROSPECTUS: MARCH 1, 1999



                    [LOGO]

As with all mutual funds, the Securities
and Exchange Commission has not
approved the Fund's shares, nor has
the SEC determined that this prospectus
is complete or accurate. It is a
criminal offense to state otherwise.              [LOGO]

Table of Contents


1          Risk/Return Summary
1          Investment Objective and Principal Strategies
1          Principal Risks
2          Evaluating Performance
3          Fees and Expenses

5          How the Fund Invests
5          Investment Objective and Policies
6          Other Investments
7          Derivative Strategies
7          Additional Strategies
8          Investment Risks

12         How the Fund is Managed
12         Manager
12         Investment Adviser
12         Portfolio Manager
13         Distributor
13         Year 2000 Readiness Disclosure

14         Fund Distributions and Tax Issues
14         Distributions
15         Tax Issues
16         If You Sell or Exchange Your Shares

18         How to Buy, Sell and Exchange Shares of the Fund
18         How to Buy Shares
26         How to Sell Your Shares
30         How to Exchange Your Shares

32         Financial Highlights
33         Class A Shares
34         Class B Shares
35         Class C Shares
36         Class Z Shares

37         The Prudential Mutual Fund Family

           For More Information (Back Cover)


PRUDENTIAL EQUITY FUND, INC.                       [ICON] (800) 225-1852

Risk/Return Summary


This section highlights key information about the PRUDENTIAL EQUITY FUND, INC., which we refer to as "the Fund." Additional information follows this summary.



INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


Our investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. We normally invest at least 65% of the Fund's total assets in the common stock of major, established companies that we believe are in sound financial condition and have the potential for price appreciation greater than broadly-based stock indices.


    We also may invest in equity-related securities such as preferred stock and convertible securities. While we make every effort to achieve our objective, we can't guarantee success.



PRINCIPAL RISKS


Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in common stock, there is the risk that the price of particular stocks we own could go down, or the value of the equity markets or a sector of them could go down.


    Some of our investment strategies also involve risk. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "Investment Risks."


    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


-------------------------------------------------------------------

WE'RE VALUE INVESTORS.


In deciding which stocks to buy, we use what is known as a value investment style. This means we invest in stocks that we believe are undervalued, given the company's earnings, assets, cash flow and dividends. Using this approach, we seek reasonable growth with an eye toward minimizing risk. We consider selling a security if it has increased in value to the point where we no longer consider it to be undervalued.

-------------------------------------------------------------------

Risk/Return Summary

EVALUATING PERFORMANCE


A number of factors -- including risk -- affect how the Fund performs. The following bar chart and table show the Fund's performance for each full calendar year of operation for the last ten years. They demonstrate the risk of investing in the Fund and how returns can change. Past performance does not mean that the Fund will achieve similar results in the future.



 ANNUAL RETURNS CLASS B SHARES(1) (AS PERCENT)

-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   BEST QUARTER: __% (__ QUARTER OF 199_)
  WORST QUARTER: __% (__ QUARTER OF 199_)

1989
1990
1991
1992
1993
1994
1995
1996
1997
1998


1 THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE
  INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN.



AVERAGE ANNUAL RETURNS (AS OF 12-31-98(1))

----------------------------------------------------

--------------------------------------------------------------------------------
                                  1 YR       5 YRS       10 YRS               SINCE INCEPTION

  Class A shares                       %           %          N/A            % (since 1-22-90)
  Class B shares                       %           %            %            % (since 3-15-82)
  Class C shares                       %         N/A          N/A             % (since 8-1-94)
  Class Z shares                       %         N/A          N/A             % (since 3-1-96)
  S&P 500(2)                           %           %            %              N/A
  Lipper Average(3)                    %           %            %              N/A



1    THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES.
2 THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500) -- AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES -- GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES
     CHARGES. S&P 500 RETURNS SINCE THE INCEPTION OF EACH CLASS ARE    % FOR
     CLASS A,    % FOR CLASS B,    % FOR CLASS C AND    % FOR CLASS Z SHARES.
     SOURCE: LIPPER, INC.
3 THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS
     ARE    % FOR CLASS A,    % FOR CLASS B,    % FOR CLASS C AND    % FOR CLASS
     Z SHARES. SOURCE: LIPPER, INC.

  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

Risk/Return Summary

FEES AND EXPENSES


This table shows the sales charges, fees and expenses for each share class of the Fund -- Class A, B, C and Z. Each share class has different sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."



SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 CLASS A      CLASS B      CLASS C      CLASS Z

  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                             5%         None           1%         None
  Maximum deferred sales
   charge (load) (as a
   percentage of the lower of
   original purchase price or
   sale proceeds)                   None        5%(2)        1%(3)         None
  Maximum sales charge (load)
   imposed on reinvested
   dividends and other
   distributions                    None         None         None         None
  Redemption fees                   None         None         None         None
  Exchange fee                      None         None         None         None



ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 CLASS A      CLASS B      CLASS C      CLASS Z

  Management fees                   .  %         .  %         .  %         .  %
  + Distribution and service
   (12b-1) fees                  .30%(4)        1.00%        1.00%         None
  + Other expenses                     %            %            %            %
  = TOTAL ANNUAL FUND
   OPERATING EXPENSES               %(4)            %            %            %



1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
2 THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
4 THE DISTRIBUTOR OF THE FUND HAS VOLUNTARILY REDUCED ITS DISTRIBUTION AND SERVICE FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. THIS VOLUNTARY REDUCTION MAY BE TERMINATED AT ANY TIME WITHOUT NOTICE. WITH THIS REDUCTION, TOTAL ANNUAL FUND OPERATING
     EXPENSES FOR CLASS A SHARES ARE   %.

Risk/Return Summary

EXAMPLE


This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.


    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------

                                1 YR   3 YRS  5 YRS  10 YRS

  Class A shares
  Class B shares
  Class C shares
  Class Z shares



You would pay the following expenses on the same investment if you did not sell your shares:


--------------------------------------------------------------------------------
                                1 YR   3 YRS  5 YRS  10 YRS

  Class A shares
  Class B shares
  Class C shares
  Class Z shares


             4
  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

How the Fund Invests


INVESTMENT OBJECTIVE AND POLICIES


The Fund's investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success.


    In pursuing our objective, we normally invest primarily (at least 65% of the Fund's total assets) in the COMMON STOCK OF MAJOR, ESTABLISHED COMPANIES that we believe are in sound financial condition and have the potential for price appreciation greater than broadly-based stock indices. This means that we focus on companies whose share price increases more than the average price of the companies that make up the Standard & Poor's 500 Stock Index or similar indices.


    We buy common stock of companies of [every size -- small, medium and] large capitalization. In addition to buying common stocks, we may invest in other equity-related securities. These are non-convertible preferred stock, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures, including partnerships and joint ventures and securities -- like American Depository Receipts (ADRs)--which are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank (or a foreign branch of a U.S. bank).


    We may also buy convertible securities. These are securities -- like bonds, corporate notes and preferred stock -- that can be converted into the company's common stock or some other equity security. Generally, we consider selling a security when it has increased in price to the point where it is no longer underpriced in the opinion of the investment adviser.


    For more information, see the "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we


-------------------------------------------------------------------

WE USE A CONTRARIAN APPROACH


To achieve our value investment strategy, we generally take a strong contrarian approach to investing. In other words, we usually buy securities that are out of favor and that many other investors are selling, and we attempt to invest in companies and industries before other investors recognize their true value. Using these guidelines, we focus on long-term performance, not short-term gain.


-------------------------------------------------------------------

How the Fund Invests

refer to as the SAI -- contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.


    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental.



OTHER INVESTMENTS


We may also make the following investments to increase the Fund's returns or protect its assets if market conditions warrant.


    Under normal circumstances, the Fund may also invest in:



     - foreign securities, both equity securities and fixed-income obligations (up to 30% of total assets)



     - fixed-income obligations, including bonds and money market instruments (up to 35% of total assets)



     -    derivatives



FOREIGN SECURITIES


The Fund can invest up to 30% of total assets in stocks and other equity-related securities and money market instruments and other fixed-income securities of FOREIGN ISSUERS. For these purposes, we do not consider ADRs and other similar receipts or shares to be foreign securities.



FIXED-INCOME OBLIGATIONS, INCLUDING MONEY MARKET INSTRUMENTS AND BONDS


Fixed-income obligations include bonds and notes. The Fund can invest up to 35% of total assets in these obligations. Money market instruments include the commercial paper of corporations, the obligations of banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks.


    There is no limitation on the quality or maturity of the fixed-income obligations the Fund may buy. Lower-rated obligations are subject to a greater risk of loss of principal and interest.


             6
  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

How the Fund Invests

TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation but can help to preserve the Fund's assets when the equity markets are unstable.



REPURCHASE AGREEMENTS


The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.



DERIVATIVE STRATEGIES


We may use alternative investment strategies -- including DERIVATIVES -- to try to improve the Fund's returns or protect its assets, although we cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives -- such as futures, options, foreign currency forward contracts and options on futures -- involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment, a security, market index, currency, interest rate or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match the Fund's underlying holdings. For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks -- Risk Management and Return Enhancement Strategies."



ADDITIONAL STRATEGIES


The Fund also follows certain policies when it: BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund can lend up to 30% of the value of its total assets, including collateral received in the transaction); holds ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with

How the Fund Invests

legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, and cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


INVESTMENT RISKS


As noted, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the Fund's principal investments. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.


INVESTMENT TYPE
-----------------------
% OF FUND'S TOTAL ASSETS                  RISKS                           POTENTIAL REWARDS

  COMMON STOCKS OF MAJOR, ESTABLISHED     - Individual stocks could lose  - Historically, stocks have
  COMPANIES                                  value                           out-performed other
  AT LEAST 65%                            - The equity markets could go      investments over the long
                                             down, resulting in a            term
                                             decline in value of the      - Generally, economic growth
                                             Fund's investments              means higher corporate
                                          - Changes in economic or           profits, which leads to an
                                             political conditions, both      increase in stock prices,
                                             domestic and international,     known as capital
                                             resulting in a decline in       appreciation
                                             value of the Fund's
                                             investments


             8
  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

How the Fund Invests

INVESTMENT TYPE (CONT'D)
------------------------------
% OF FUND'S TOTAL ASSETS                  RISKS                           POTENTIAL REWARDS


  DEBT OBLIGATIONS                        - The Fund's share price,       - Bonds have generally
  UP TO 35%                                  yield and total return will     outperformed money market
                                             fluctuate in response to        instruments over the long
                                             bond market movements           term with less risk than
                                          - Credit risk--the default of      stocks
                                             an issuer would leave the    - Most bonds will rise in
                                             Fund with unpaid interest       value when interest rates
                                             or principal                    fall
                                          - Market risk--the risk that    - Regular interest income
                                             bonds and other debt         - Investment grade bonds have
                                             instruments may lose value      a lower risk of default
                                             in the market because there  - Generally more secure than
                                             is a lack of confidence in      stock since companies must
                                             the borrower                    pay their debts before
                                          - Interest rate risk--the          paying stockholders
                                             value of most bonds will
                                             fall when interest rates
                                             rise; the longer a bond's
                                             maturity and the lower its
                                             credit quality, the more
                                             its value typically falls.
                                             It can lead to price
                                             volatility, particularly
                                             for junk bonds

How the Fund Invests

INVESTMENT TYPE (CONT'D)
------------------------------
% OF FUND'S TOTAL ASSETS                  RISKS                           POTENTIAL REWARDS

  FOREIGN SECURITIES                      - Foreign markets, economies    - Investors can participate in
  UP TO 30%                                  and political systems may       the growth of foreign
                                             not be as stable as in the      markets and companies
                                             U.S.                            operating in those markets
                                          - May be less liquid than U.S.  - Opportunities for
                                             stocks or bonds                 diversification
                                          - Differences in foreign laws,
                                             accounting standards and
                                             public information
                                          - Currency risk
                                          - Year 2000 conversion may be
                                             more of a problem for some
                                             foreign issuers
  DERIVATIVES                             - Derivatives such as futures,  - The Fund could make money
  PERCENTAGE VARIES                          options and foreign             and protect against losses
                                             currency forward contracts      if the investment analysis
                                             may not fully offset the        proves correct
                                             underlying positions and     - Derivatives that involve
                                             this could result in losses     leverage could generate
                                             to the Fund that would not      substantial gains at low
                                             have otherwise occurred*        cost
                                          - Derivatives used for risk     - One way to manage the Fund's
                                             management may not have the     risk/return balance is by
                                             intended effects and may        locking in the value of an
                                             result in losses or missed      investment ahead of time
                                             opportunities
                                          - The counterparty to a
                                             derivatives contract could
                                             default
                                          - Derivatives that involve
                                             leverage could magnify
                                             losses
                                          - Certain types of derivatives
                                             involve costs to the Fund
                                             that can reduce returns


            10
  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

How the Fund Invests

INVESTMENT TYPE (CONT'D)
------------------------------
% OF FUND'S TOTAL ASSETS                  RISKS                           POTENTIAL REWARDS

  ILLIQUID SECURITIES                     - May be difficult to value     - May offer a more attractive
  UP TO 15% OF NET ASSETS                    precisely                       yield or potential for
                                          - May be difficult to sell at      growth than more widely
                                             the time or price desired       traded securities
  MONEY MARKET INSTRUMENTS                - Limits potential for capital  - May preserve the Fund's
  UP TO 100% ON A TEMPORARY BASIS            appreciation                    assets
                                          - See Credit risk and Market
                                             risk



* AN OPTION IS THE RIGHT TO BUY OR SELL SECURITIES IN EXCHANGE FOR A PREMIUM. A FUTURES CONTRACT IS AN AGREEMENT TO BUY OR SELL A SET QUANTITY OF AN UNDERLYING PRODUCT AT A FUTURE DATE, OR TO MAKE OR RECEIVE A CASH PAYMENT BASED ON THE VALUE OF A SECURITIES INDEX. A FOREIGN CURRENCY FORWARD CONTRACT IS AN OBLIGATION TO BUY OR SELL A GIVEN CURRENCY ON A FUTURE DATE AND AT A SET PRICE.

How the Fund is Managed


MANAGER


PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077



    Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year
ended December 31, 1998, the Fund paid PIFM management fees of    % of the
Fund's average net assets.


    As of December 31, 1998, PIFM served as the Manager to all   of the
Prudential Mutual Funds, and as Manager or administrator to   closed-end
investment companies, with aggregate assets of approximately $  billion.



INVESTMENT ADVISER


The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.



PORTFOLIO MANAGER


THOMAS R. JACKSON, a Managing Director of Prudential Investments, has managed the Fund since 1990. Mr. Jackson also serves as the portfolio manager of the Equity Portfolio of The Prudential Series Fund, Inc., which is one of the investment options in a Prudential variable life and annuity product. Mr. Jackson joined Prudential Investments in 1990 and has over 30 years of professional equity investment management experience. He was formerly co-chief investment officer of Red Oak Advisers and Century Capital Associates, each a private money management firm, where he managed pension and other accounts for institutions and individuals. He was also with The Dreyfus Corporation where he managed and served as president of the Dreyfus Fund. Mr. Jackson also managed an equity pension investment group at Chase Manhattan Bank.


    As a value investor, Mr. Jackson seeks companies selling at a discount from their perceived true worth. He selects stocks at prices which in his view are temporarily low relative to the company's earnings, assets, cash flow and dividends.


            12
  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

How the Fund is Managed

DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" table.



YEAR 2000 READINESS DISCLOSURE


Many computer systems used today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded. This could be a problem when the year 2000 arrives and could affect securities trades, interest and dividend payments, pricing and account services. Although we cannot guarantee that this will not be a problem, the Fund's service providers have been working on adapting their computer systems. They expect that their systems, and the systems of their service providers, will be ready for the year 2000.


    In addition, issuers of securities may also encounter year 2000 compliance problems. If these problems are significant and are not corrected, securities markets could go down or issuers could have poor performance. If the Fund owns these securities, then it is possible that the Fund could lose money.

Fund Distributions
and Tax Issues


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account.


    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.


    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.



DISTRIBUTIONS


The Fund distributes DIVIDENDS of any net investment income to shareholders, typically semi-annually. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.


    The Fund also distributes realized net CAPITAL GAINS to shareholders -- typically once a year -- which are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security -- if a security is held more than one year before it is sold, long-term capital gains are taxed at the rate of 20%, but if the security is held one year or less, short-term capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.


    For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions


            14
  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

Fund Distributions
and Tax Issues

may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.



TAX ISSUES


FORM 1099


Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.


    Fund distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.



WITHHOLDING TAXES


If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.



IF YOU PURCHASE JUST BEFORE RECORD DATE


If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one

Fund Distributions
and Tax Issues

day, and soon after received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.



QUALIFIED RETIREMENT PLANS


Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential Mutual Funds that are suitable for retirement plans offered by Prudential.



IF YOU SELL OR EXCHANGE YOUR SHARES


If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.


    Exchanging your shares of the Fund for the shares of another Prudential Mutual Fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial



[CHART]



RECEIPTS  +$  CAPITAL GAIN

              (taxes owed)


                                OR



FROM SALE  -$  CAPITAL LOSS

               (offset against gain)

            16
  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

Fund Distributions
and Tax Issues


adviser should keep track of the dates on which you buy and sell -- or exchange -- Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.



AUTOMATIC CONVERSION OF CLASS B SHARES


We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

How to Buy, Sell and Exchange
Shares of the Fund


HOW TO BUY SHARES


STEP 1: OPEN AN ACCOUNT


If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:



PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020



    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.



STEP 2: CHOOSE A SHARE CLASS


Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.


    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.


    When choosing a share class, you should consider the following:



     -    The amount of your investment



     - The length of time you expect to hold the shares and the impact of varying distribution fees



     - The different sales charges that apply to each share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC


            18
  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

How to Buy, Sell and Exchange
Shares of the Fund


     -    Whether you qualify for any reduction or waiver of sales charges



     - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase



     -    Whether you qualify to purchase Class Z shares


    See "How to Sell Your Shares" for a description of the impact of CDSCs.



SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


--------------------------------------------------------------------------------


                                      CLASS A             CLASS B            CLASS C         CLASS Z
  Minimum purchase amount(1)    $1,000                $1,000           $2,500                None
  Minimum amount for            $100                  $100             $100                  None
   subsequent purchases(1)
  Maximum initial sales charge  5% of the public      None             1% of the public      None
                                offering price                         offering price
  Contingent Deferred Sales     None                  If sold during:  1% on sales made      None
   Charge (CDSC)(2)                                   Year 1  5%       within 18 months of
                                                      Year 2  4%       purchase(2)
                                                      Year 3  3%
                                                      Year 4  2%
                                                      Year 5/6 1%
                                                      Year 7  0%
  Annual distribution and       .30 of 1%             1%               1%                    None
   service (12b-1) fees shown   (.25 of 1%
   as a percentage of average   currently)
   net assets(3)



1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN."
2 FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "CONTINGENT DEFERRED SALES CHARGES (CDSC)." CLASS C SHARES BOUGHT BEFORE NOVEMBER 2, 1998 HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
3 THESE DISTRIBUTION FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE
     FEE) AND IS .75 OF 1% FOR CLASS B AND CLASS C SHARES.

How to Buy, Sell and Exchange
Shares of the Fund


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE


The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.



INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------


                                       SALES CHARGE AS % OF       SALES CHARGE AS % OF         DEALER
        AMOUNT OF PURCHASE                OFFERING PRICE            AMOUNT INVESTED          REALLOWANCE
  Less than $25,000                                     5.00%                      5.26%             4.75%
  $25,000 to $49,999                                    4.50%                      4.71%             4.25%
  $50,000 to $99,999                                    4.00%                      4.17%             3.75%
  $100,000 to $249,999                                  3.25%                      3.36%             3.00%
  $250,000 to $499,999                                  2.50%                      2.56%             2.40%
  $500,000 to $999,999                                  2.00%                      2.04%             1.90%
  $1 million and above*                                  None                       None              None



* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:



     -    invest with an eligible group of related investors;



     - buy the Class A shares of two or more Prudential Mutual Funds at the same time;



     - use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential Mutual Fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation); or



     - sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential Mutual Funds within 13 months.



BENEFIT PLANS. Benefit Plans can avoid Class A's initial sales charge if the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those


            20
  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

How to Buy, Sell and Exchange
Shares of the Fund

acquired under the exchange privilege) or 250 eligible employees or participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a "rabbi" trust or a non-qualified deferred compensation plan sponsored by an employer that has a tax-qualified benefit plan with Prudential. Class A shares may also be purchased without a sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.


    Certain Prudential retirement programs -- such as PruArray Association Benefit Plans and PruArray Savings Programs -- may also be exempt from Class A's sales charge. For more information, see the SAI or contact your financial adviser. In addition, waivers are available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:



     - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services; and



     - Mutual fund "supermarket" programs where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.



OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charges -- Class A Shares."



WAIVING CLASS C'S INITIAL SALES CHARGE


BENEFIT PLANS. Benefit Plans (as defined above) may purchase Class C shares without paying an initial sales charge. Class C shares may also be purchased without an initial sales charge by participants who are repaying loans from

How to Buy, Sell and Exchange
Shares of the Fund

Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.



PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived for purchases of Class C shares by both qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services.



INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must:



     -    purchase your shares through an account at Prudential Securities,



     - purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or



     -    purchase your shares through another broker.


    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.



QUALIFYING FOR CLASS Z SHARES


Class Z shares of the Fund can be purchased by any of the following:



     - Any Benefit Plan as defined above, and certain non-qualified plans, provided the Benefit Plan -- in combination with other plans sponsored by the same employer or group of related employers -- has at least $50 million in defined contribution assets



     - Participants in any fee-based program or trust program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option


            22
  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

How to Buy, Sell and Exchange
Shares of the Fund


     - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option



     - Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996 were either Class Z shareholders of the Prudential Mutual Funds or executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds



     - Current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund)



     - Employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan



     -    Prudential with an investment of $10 million or more



    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.



CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS


If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.


    When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund
Shares -- Conversion Feature -- Class B Shares."

How to Buy, Sell and Exchange
Shares of the Fund


STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY


The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation -- it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its expenses) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.


    We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.



WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND? For Class A and Class C shares, you'll pay the public offering price, which is NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


-------------------------------------------------------------------

MUTUAL FUND SHARES


The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.


-------------------------------------------------------------------

            24
  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

How to Buy, Sell and Exchange
Shares of the Fund


STEP 4: ADDITIONAL SHAREHOLDER SERVICES


As a Fund shareholder, you can take advantage of the following services and privileges:



AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends:



PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015



AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.



RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.



THE PRUTECTOR PROGRAM. Optional group term life insurance -- which protects the value of your Prudential Mutual Fund investment for your beneficiaries against market declines -- is available to investors who purchase their shares

How to Buy, Sell and Exchange
Shares of the Fund

through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.



SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.



REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.



HOW TO SELL YOUR SHARES


You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.


    When you sell shares of the Fund -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:



PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010



    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the sale proceeds until your check clears, which can take up to 10 days from your purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.


            26
  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

How to Buy, Sell and Exchange
Shares of the Fund


RESTRICTIONS ON SALES


There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."


    If you are selling more than $50,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust and if you hold your shares directly with the Transfer Agent, you may have to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."



CONTINGENT DEFERRED SALES CHARGES (CDSC)


If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (1 year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:



     - Amounts representing shares you purchased with reinvested dividends and distributions



     - Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares



     - Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)



     -    Amounts representing the cost of shares acquired prior to July 1, 1985



    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.


    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

How to Buy, Sell and Exchange
Shares of the Fund


    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.



WAIVER OF THE CDSC -- CLASS B SHARES


The CDSC will be waived if the Class B shares are sold:



     - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability



     - To provide for certain distributions -- made without IRS penalty -- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account



     -    On certain sales from a Systematic Withdrawal Plan



    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Waiver of Contingent Deferred Sales Charges -- Class B Shares."



WAIVER OF THE CDSC -- CLASS C SHARES


PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived for purchases of Class C shares by both qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by


            28
  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

How to Buy, Sell and Exchange
Shares of the Fund

Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, a group annuity insurance product sponsored by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential, and shares of The Stable Value Fund, an unaffiliated bank collective fund.



OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or recordkeeping services.



REDEMPTION IN KIND


If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.



SMALL ACCOUNTS


If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other tax-deferred plan or account.



90-DAY REPURCHASE PRIVILEGE


After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate numbers of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

How to Buy, Sell and Exchange
Shares of the Fund


RETIREMENT PLANS


To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.



HOW TO EXCHANGE YOUR SHARES


You can exchange your shares of the Fund for shares of the same class in certain other Prudential Mutual Funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.


    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:



PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX: 15010
NEW BRUNSWICK, NJ 08906-5010



    There is no sales charge for such exchanges. However, if you exchange -- and then sell -- Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.


            30
  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

How to Buy, Sell and Exchange
Shares of the Fund


    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."


    If you own Class B or Class C shares and qualify to purchase either Class A shares without paying an initial sales charge or Class Z shares, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A or Class Z shares, as appropriate. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.



FREQUENT TRADING


Frequent trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Fund's investments. Also when market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When in our opinion such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled accounts. The Fund may notify a market timer of rejection of an exchange or purchase order subsequent to the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

Financial Highlights


The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


    Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.


            32
  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

Financial Highlights

CLASS A SHARES


The financial highlights were audited by [independent accountants], whose report was unqualified.


CLASS A SHARES (FISCAL YEARS ENDED 12-31-98)
-----------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                                1998       1997         1996         1995         1994

  NET ASSET VALUE, BEGINNING OF YEAR           $       $17.26       $16.44       $13.24       $13.80
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                   .38          .35          .27          .22
  Net realized and unrealized gain on
   investments and foreign currencies                    3.70         2.52         3.88          .09
  TOTAL FROM INVESTMENT OPERATIONS                       4.08         2.87         4.15          .31
  LESS DISTRIBUTIONS:
  Dividends from net investment income                   (.36)        (.35)        (.27)        (.22)
  Distributions from net realized
   capital gains                                        (1.13)       (1.69)        (.68)        (.65)
  Distributions in excess of net
   investment income                                       --         (.01)          --           --
  TOTAL DISTRIBUTIONS                                   (1.49)       (2.05)        (.95)        (.87)
  NET ASSET VALUE, END OF YEAR                 $       $19.85       $17.26       $16.44       $13.24
  TOTAL RETURN(1)                              %       23.88%       17.94%       31.58%        2.38%
  RATIOS/SUPPLEMENTAL DATA                  1998         1997         1996         1995         1994
  NET ASSETS, END OF YEAR (000)                $   $1,912,802   $1,443,466   $1,158,111     $276,412
  Average net assets (000)                     $   $1,709,030   $1,233,792     $908,365     $254,596
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees        %         .88%         .89%         .91%        1.00%
  Expenses, excluding distribution fees        %         .63%         .64%         .66%         .75%
  Net investment income                        %        1.87%        2.07%        1.82%        1.62%
  Portfolio turnover                           %          13%          19%          18%          12%



1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.

Financial Highlights

CLASS B SHARES


The financial highlights were audited by [independent accountants], whose report was unqualified.


CLASS B SHARES (FISCAL YEARS ENDED 12-31-98)
-----------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                                1998       1997         1996         1995         1994

  NET ASSET VALUE, BEGINNING OF YEAR           $       $17.24       $16.43       $13.24       $13.80
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                   .22          .22          .16          .12
  Net realized and unrealized gain on
   investments and foreign currencies                    3.72         2.51         3.87          .09
  TOTAL FROM INVESTMENT OPERATIONS                       3.94         2.73         4.03          .21
  LESS DISTRIBUTIONS:
  Dividends from net investment income                   (.22)        (.22)        (.16)        (.12)
  Distributions from net realized
   capital gains                                        (1.13)       (1.69)        (.68)        (.65)
  Distributions in excess of net
   investment income                                       --         (.01)          --           --
  TOTAL DISTRIBUTIONS                                   (1.35)       (1.92)        (.84)        (.77)
  NET ASSET VALUE, END OF YEAR                 $       $19.83       $17.24       $16.43       $13.24
  TOTAL RETURN(1)                              %       23.05%       17.14%       30.62%        1.60%
  RATIOS/SUPPLEMENTAL DATA                  1998         1997         1996         1995         1994
  NET ASSETS, END OF YEAR (000)                $   $3,090,767   $2,626,479   $2,140,895   $1,970,580
  Average net assets (000)                     $   $2,924,413   $2,417,900   $1,891,160   $1,901,972
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees        %        1.63%        1.64%        1.66%        1.75%
  Expenses, excluding distribution fees        %         .63%         .64%         .66%         .75%
  Net investment income                        %        1.12%        1.37%         .99%         .87%
  Portfolio turnover                           %          13%          19%          18%          12%



1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.

  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

Financial Highlights

CLASS C SHARES


The financial highlights were audited by [independent accountants], whose report was unqualified.


CLASS C SHARES (FISCAL YEARS ENDED 12-31-98)
---------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                                1998       1997         1996         1995         1994

  NET ASSET VALUE, BEGINNING OF YEAR           $       $17.24       $16.43       $13.24       $14.02
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            .25          .22          .16          .09
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies                                            3.69         2.51         3.87         (.10)
  TOTAL FROM INVESTMENT OPERATIONS                       3.94         2.73         4.03         (.01)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                   (.22)        (.22)        (.16)        (.12)
  Distributions from net realized gains                 (1.13)       (1.69)        (.68)        (.65)
  Distributions in excess of net
   investment income                                       --         (.01)          --           --
  TOTAL DISTRIBUTIONS                                   (1.35)       (1.92)        (.84)        (.77)
  NET ASSET VALUE, END OF YEAR                 $       $19.83       $17.24       $16.43       $13.24
  TOTAL RETURN(2)                              %       23.05%       17.14%       30.62%         .01%
  RATIOS/SUPPLEMENTAL DATA                  1998         1997         1996         1995         1994
  NET ASSETS, END OF YEAR (000)                $      $72,244      $47,477      $23,894       $3,160
  Average net assets (000)                     $      $60,434      $36,745      $12,190       $1,847
  RATIOS TO AVERAGE NET ASSETS:
  EXPENSES, INCLUDING DISTRIBUTION FEES        %        1.63%        1.64%        1.66%     1.83%(3)
  EXPENSES, EXCLUDING DISTRIBUTION FEES        %         .63%         .64%         .66%      .83%(3)
  NET INVESTMENT INCOME (LOSS)                 %        1.11%        1.37%        1.03%      .90%(3)
  PORTFOLIO TURNOVER                           %          13%          19%          18%          12%



1 INFORMATION SHOWN IS FOR THE PERIOD 8-1-94 (WHEN CLASS C SHARES WERE FIRST OFFERED) THROUGH 12-31-94.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR IS NOT ANNUALIZED.
3    ANNUALIZED.

Financial Highlights

CLASS Z SHARES


The financial highlights were audited by [independent accountants], whose report was unqualified.



CLASS Z SHARES (FISCAL YEARS ENDED 12-31-98)

---------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE              1998         1997         1996

  NET ASSET VALUE, BEGINNING OF YEAR               $       $17.26       $17.10
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                       .42          .37
  Net realized and unrealized gain on
   investment transactions                                   3.72         1.88
  TOTAL FROM INVESTMENT OPERATIONS                           4.14         2.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (.40)        (.39)
  Distributions from net realized gains                     (1.13)       (1.69)
  Distributions in excess of net
   investment income                                           --         (.01)
  TOTAL DISTRIBUTIONS                                       (1.53)       (2.09)
  NET ASSET VALUE, END OF YEAR                     $       $19.87       $17.26
  TOTAL RETURN(2)                                  %       24.29%       13.65%
  RATIOS/SUPPLEMENTAL DATA                      1998         1997         1996
  NET ASSETS, END OF YEAR (000)                    $     $267,121     $128,752
  Average net assets (000)                         $      $57,646     $124,631
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees            %         .63%      .64%(3)
  Expenses, excluding distribution fees            %         .63%      .64%(3)
  Net investment income                            %        2.11%     2.43%(3)
  Portfolio turnover                               %          13%          19%



1 INFORMATION SHOWN IS FOR THE PERIOD 3-1-96 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 12-31-96.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR IS NOT ANNUALIZED.
3    ANNUALIZED.

  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

The Prudential Mutual Fund Family


Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.



STOCK FUNDS


PRUDENTIAL DISTRESSED SECURITIES FUND, INC.


PRUDENTIAL EMERGING GROWTH FUND, INC.


PRUDENTIAL EQUITY FUND, INC.


PRUDENTIAL EQUITY INCOME FUND


PRUDENTIAL INDEX SERIES FUND


  PRUDENTIAL SMALL-CAP INDEX FUND


  PRUDENTIAL STOCK INDEX FUND


THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.


  PRUDENTIAL JENNISON GROWTH FUND


  PRUDENTIAL JENNISON GROWTH & INCOME FUND


PRUDENTIAL MID-CAP VALUE FUND


PRUDENTIAL REAL ESTATE SECURITIES FUND


PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.


PRUDENTIAL SMALL COMPANY VALUE FUND, INC.


PRUDENTIAL 20/20 FOCUS FUND


PRUDENTIAL UTILITY FUND, INC.


NICHOLAS-APPLEGATE FUND, INC.


  NICHOLAS-APPLEGATE GROWTH EQUITY FUND



ASSET ALLOCATION/BALANCED FUNDS


PRUDENTIAL BALANCED FUND


PRUDENTIAL DIVERSIFIED FUNDS


  CONSERVATIVE GROWTH FUND


  MODERATE GROWTH FUND


  HIGH GROWTH FUND


THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.


  PRUDENTIAL ACTIVE BALANCED FUND



GLOBAL FUNDS
GLOBAL STOCK FUNDS


PRUDENTIAL DEVELOPING MARKETS FUND


  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND


  PRUDENTIAL LATIN AMERICA EQUITY FUND


PRUDENTIAL EUROPE GROWTH FUND, INC.


PRUDENTIAL GLOBAL GENESIS FUND, INC.


PRUDENTIAL INDEX SERIES FUND


  PRUDENTIAL EUROPE INDEX FUND


  PRUDENTIAL PACIFIC INDEX FUND


PRUDENTIAL NATURAL RESOURCES FUND, INC.


PRUDENTIAL PACIFIC GROWTH FUND, INC.


PRUDENTIAL WORLD FUND, INC.


  GLOBAL SERIES


  INTERNATIONAL STOCK SERIES


GLOBAL UTILITY FUND, INC.



GLOBAL BOND FUNDS


PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.


  LIMITED MATURITY PORTFOLIO


PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.


PRUDENTIAL INTERNATIONAL BOND FUND, INC.


THE GLOBAL TOTAL RETURN FUND, INC.

BOND FUNDS
TAXABLE BOND FUNDS


PRUDENTIAL DIVERSIFIED BOND FUND, INC.


PRUDENTIAL GOVERNMENT INCOME FUND, INC.


PRUDENTIAL GOVERNMENT SECURITIES TRUST


  SHORT-INTERMEDIATE TERM SERIES


PRUDENTIAL HIGH YIELD FUND, INC.


PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.


PRUDENTIAL INDEX SERIES FUND


  PRUDENTIAL BOND MARKET INDEX FUND


PRUDENTIAL STRUCTURED MATURITY FUND, INC.


  INCOME PORTFOLIO



TAX-EXEMPT BOND FUNDS


PRUDENTIAL CALIFORNIA MUNICIPAL FUND


  CALIFORNIA SERIES


  CALIFORNIA INCOME SERIES


PRUDENTIAL MUNICIPAL BOND FUND


  HIGH INCOME SERIES


  INSURED SERIES


PRUDENTIAL MUNICIPAL SERIES FUND


  FLORIDA SERIES


  MASSACHUSETTS SERIES


  NEW JERSEY SERIES


  NEW YORK SERIES


  NORTH CAROLINA SERIES


  OHIO SERIES


  PENNSYLVANIA SERIES


PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.



MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS


CASH ACCUMULATION TRUST


  LIQUID ASSETS FUND


  NATIONAL MONEY MARKET FUND


PRUDENTIAL GOVERNMENT SECURITIES TRUST


  MONEY MARKET SERIES


  U.S. TREASURY MONEY MARKET SERIES


PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.


  MONEY MARKET SERIES


PRUDENTIAL MONEYMART ASSETS, INC.



TAX-FREE MONEY MARKET FUNDS


PRUDENTIAL TAX-FREE MONEY FUND, INC.


PRUDENTIAL CALIFORNIA MUNICIPAL FUND


  CALIFORNIA MONEY MARKET SERIES


PRUDENTIAL MUNICIPAL SERIES FUND


  CONNECTICUT MONEY MARKET SERIES


  MASSACHUSETTS MONEY MARKET SERIES


  NEW JERSEY MONEY MARKET SERIES


  NEW YORK MONEY MARKET SERIES



COMMAND FUNDS


COMMAND MONEY FUND


COMMAND GOVERNMENT FUND


COMMAND TAX-FREE FUND



INSTITUTIONAL MONEY MARKET FUNDS


PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.


  INSTITUTIONAL MONEY MARKET SERIES

  PRUDENTIAL EQUITY FUND, INC.                    [ICON] (800) 225-1852

FOR MORE INFORMATION:

---------------------------------------------------------------------------


Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:



PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555


  (if calling from outside the U.S.)


--------------------------------

OUTSIDE BROKERS SHOULD CONTACT:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC


P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769


------------------------------------

VISIT PRUDENTIAL'S WEB SITE AT
HTTP://WWW.PRUDENTIAL.COM


------------------------------------

Additional information about the Fund can be obtained without charge and can be found in the following documents:



STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
 (incorporated by reference into this prospectus)



ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)



SEMI-ANNUAL REPORT



You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:



BY MAIL:
SECURITIES AND EXCHANGE COMMISSION
PUBLIC REFERENCE SECTION
WASHINGTON, DC 20549-6009


  (The SEC charges a fee to copy documents.)



IN PERSON:
PUBLIC REFERENCE ROOM IN
WASHINGTON, DC
  (For hours of operation, call (800) SEC-0330.)



VIA THE INTERNET:
HTTP://WWW.SEC.GOV


------------------------------------

CUSIP Numbers:



  Class A: 744316-10-0
  Class B: 744316-20-9
  Class C: 744316-30-8
  Class Z: 744316-40-7



Investment Company Act File No:

811-3326



MF101A

                          PRUDENTIAL EQUITY FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 1999



    Prudential Equity Fund, Inc. (the Fund), is an open-end, diversified management investment company whose investment objective is long-term growth of capital. The Fund will seek to achieve this objective by investing primarily in common stocks of major, established corporations which, in the opinion of its investment adviser, are believed to be in sound financial condition and to have prospects of price appreciation greater than broadly based stock indices. The Fund's purchase and sale of put and call options and related short-term trading may result in a high portfolio turnover rate. These activities may be considered speculative and may result in higher risks and costs to the Fund. The Fund may buy and sell certain derivatives, including options on stock and stock indices and futures for the purpose of hedging its securities portfolio pursuant to limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."


    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 1, 1999, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS


                                                                   PAGE
                                                                   -----
Fund History.....................................................    B-2
Description of the Fund, Its Investments and Risks...............    B-2
Investment Restrictions..........................................   B-16
Management of the Fund...........................................   B-17
Control Persons and Principal Holders of Securities..............   B-20
Investment Advisory and Other Services...........................   B-21
Brokerage Allocation and Other Practices.........................   B-25
Capital Shares, Other Securities and Organization................   B-27
Purchase, Redemption and Pricing of Fund Shares..................   B-27
Shareholder Investment Account...................................   B-38
Net Asset Value..................................................   B-43
Performance Information..........................................   B-44
Taxes, Dividends and Distributions...............................   B-45
Financial Statements.............................................   B-48
Report of Independent Accountants................................
Appendix I--General Investment Information.......................    I-1
Appendix II--Historical Performance Data.........................   II-1
Appendix III--Information Relating to Prudential.................  III-1


--------------------------------------------------------------------------------

MF101B

                                  FUND HISTORY


    On November 18, 1993, the shareholders of the Fund approved an amendment to the Fund's Articles of Incorporation to change the Fund's name to Prudential Equity Fund, Inc. from Prudential-Bache Equity Fund, Inc.


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS



    (a) CLASSIFICATION. The Fund is a diversified, open-end, management investment company.



    (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. The Fund's investment objective is long-term growth of capital. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.



    FOREIGN INVESTMENTS



    The Fund may invest up to 30% of its total assets in securities of foreign issuers. Investing in securities of foreign companies and countries involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards or other requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exists in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. In addition, a portfolio of foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations.



    There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs of foreign securities are generally higher than in the United States.



    RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES



    Effective January 1, 1999, 11 of the 15 member states of the European Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist with each member state's currency. Beginning July 1, 2002, the euro is expected to become the sole currency of the member states. During the transition period, the Fund will treat the euro as a separate currency from that of any member state.



    The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. In addition, the transition of member states' currency into the euro will eliminate the currency risk among the member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.



    The introduction of the euro is expected to affect derivative and other financial contracts in which the Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions, such as day-count fractions or settlement dates, applicable to underlying instruments may be changed to conform to the conventions applicable to the euro currency.



    The overall impact of the transition of member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, all of which will impact the Fund's investments.

    The Fund's Manager is taking steps: (a) that it believes will reasonably address euro-related changes to enable the Fund to process transactions accurately and completely with minimal disruption to business activities and (b) to obtain reasonable assurances that appropriate steps are being taken by each of the Fund's other service providers.



    RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES



    The Fund may also engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return. These strategies include (1) the purchase and writing (that is, sale) of put options and call options on equity securities, (2) the purchase and sale of put and call options on indices, (3) the purchase and sale of exchange traded stock index futures and options thereon and (4) the purchase and sale of options on foreign currencies and futures contracts on foreign currencies and options on such contracts. The Fund may engage in these transactions on securities of commodities exchanges or, in the case of equity, stock index and foreign currency options, also in the over-the-counter (OTC) market. The Fund may also purchase and sell foreign currency forward contracts. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent they are consistent with its investment objective and policies.


    LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDICES, STOCK INDEX FUTURES AND OPTIONS THEREON

    The Fund may purchase put options only on equity securities held in its portfolio and write call options on stocks only if they are covered, and such call options must remain covered so long as the Fund is obligated as a writer.

    The Fund may purchase put and call options and write covered call options on equity securities traded on securities exchanges, on NASDAQ or in the over-the-counter market (OTC options).


    The Fund may purchase and write put and call options on stock indices traded on securities exchanges, on NASDAQ or in the OTC market.



    CALL OPTIONS ON STOCK. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option or, in the case of a European-style option, at the expiration of the option. The writer of the call option receives a premium and has the obligation, if the option is exercised, to deliver the underlying security against payment of the exercise price. There is no limitation on the amount of call options the Fund may write.



    The Fund may, from time to time, write call options on its portfolio securities. The Fund may write only call options which are "covered," meaning that the Fund either (1) owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio or (2) holds on a share-for-share basis a call on the same security as the call written by the Fund where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.



    The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option on an exchange, the Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

    PUT OPTIONS ON STOCK. A put option is a contract which gives the purchaser, who pays a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund will purchase put options only when its investment adviser perceives significant short-term risk, but substantial long-term appreciation in the underlying security. The Fund may also purchase put and call options. If the Fund purchases a put option, it has the option to sell a given security at a specified price at any time during the term of the option. If the Fund purchases a call option, it has the option to buy a security at a specified price at any time during the term of the option.


    Purchasing put options may be used as a portfolio investment strategy when the investment adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.


    An investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of an exchange-traded option or a NASDAQ option is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.



    The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; conversely, the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.



    STOCK INDEX OPTIONS. The Fund may purchase and write (that is, sell) put and call options on stock indices traded on securities exchanges, on NASDAQ or in the OTC market. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.



    The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.



    The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Therefore, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The Fund's investment adviser currently uses these techniques in conjunction with the management of other mutual funds.



    Unlike stock options, all settlements are in cash, with the result that a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.



    The Fund's successful use of options on indices depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being written against is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being written against may not be wholly offset by a gain on the exercise of a stock index put option held by the Fund. Likewise, if a stock index call option written by the Fund is exercised, the Fund may incur a loss on the transaction which is not offset, wholly or in part, by an increase in the value of the securities being written against, which securities may, depending on market circumstances, decline in value.


    Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, any combination of cash, other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, one or more "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets, equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.


    STOCK INDEX FUTURES. A stock index futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marked-to-market." The Fund will purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. When the Fund purchases stock index futures contracts, an amount of cash or other liquid assets equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker or futures commission merchant to collateralize the position and thereby insure that the use of such futures is unleveraged.

    OPTIONS ON STOCK INDEX FUTURES CONTRACTS. In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.


    LIMITATIONS ON THE PURCHASE AND SALE OF STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that the Fund may purchase and sell futures and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets. The Fund intends to engage in futures transactions and options thereon in accordance with the regulations of the Commodity Futures Trading Commission (CFTC). The Fund intends to purchase and sell stock index futures and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Fund's portfolio or which the Fund intends to purchase. The Fund intends to purchase and sell futures contracts on foreign currencies and options thereon as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund also intends to purchase and sell stock index futures and options thereon and futures contracts on foreign currencies and options thereon when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund also intends to purchase and sell stock index futures and options thereon for return enhancement.



    The Fund's successful use of futures contracts and option thereon depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or option thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, the Fund might experience a loss on the futures contract. In addition, the ability of the Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that at any particular time liquid secondary markets will exist for any particular futures contract or option thereon.



    The Fund's ability to enter into or close out futures contracts and options thereon may also be limited by the requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue Code) or qualification as a regulated investment company.



    RISKS OF TRANSACTIONS IN STOCK OPTIONS


    Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those exchange traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event it might not be possible to effect closing transactions in particular exchange traded options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    In the case of OTC options, it is not possible to effect a closing transaction in the same manner as exchange traded options because a clearing corporation is not interposed between the buyer and seller of the option. When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the OTC option. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, the Fund could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option.


    The Fund may also purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices in the over-the-counter market.


    As discussed above, an OTC option is a direct contractual relationship with another party. Consequently, in entering into OTC options, the Fund will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such an event, the Fund may lose the benefit of the transaction. The value of an OTC option to the Fund is dependent upon the financial viability of the counterparty. If the Fund decides to enter into transactions in OTC options, the Subadviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.


    OTC options may also be illiquid securities with respect to which no secondary market exists. The Fund may not be able to effect closing transactions for such options. The staff of the Securities and Exchange Commission (Commission) has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund at its election to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."



    RISKS OF OPTIONS ON INDICES


    The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index, for example, the S&P 100 or S&P 500 index option.

    Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stocks.


    SPECIAL RISKS OF WRITING CALLS ON INDICES


    Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indices, Stock Index Futures and Options Thereon."

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.


    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES


    If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


    RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEX FUTURES


    There are several risks in connection with the use of options on stock index futures contracts as a hedging device. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of interest rates and other factors affecting markets for securities may still not result in a successful hedging transaction.

    Futures prices often are extremely volatile so successful use of options on stock index futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets, changes in supply and demand, interest rates, international political and economic policies, and other factors affecting the stock market generally. For example, if the Fund has hedged against the possibility of a decrease in an index which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, then the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements at a time when it is disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

    The hours of trading of options on stock index futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    Options on stock index futures contracts are highly leveraged and the specific market movements of the contract underlying an option cannot be predicted. Options on futures must be bought and sold on exchanges. Although the exchanges provide a means of selling an option previously purchased or of liquidating an option previously written by an offsetting purchase, there can be no assurance that a liquid market will exist for a particular option at a particular time. If such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.


    RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES



    Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's prediction of movements in the direction of the securities, foreign currency or interest rate markets is inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions.



    FOREIGN CURRENCY FORWARD CONTRACTS



    The Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades. Since investments in foreign companies will usually involve currencies of foreign countries, and since the Fund may hold funds in bank deposits in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.



    The Fund may not use forward contracts to generate income, although the use for such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which the Fund may enter. However, the Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross-hedge). The Fund will not speculate in forward contracts. The Fund may not position hedge (including cross-hedge) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of the securities being hedged.



    When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.



    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian will segregate cash or other liquid assets into a segregated account of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. The assets segregated will be marked-to-market daily, and if the value of the securities segregated declines, additional cash or securities will be segregated so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to such contract.


    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


    The Fund's dealing in foreign currency forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Furthermore, this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."


    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    RISKS OF TRANSACTIONS IN OPTIONS ON FOREIGN CURRENCIES

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.


    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

    RISKS OF OPTIONS ON FOREIGN CURRENCIES


    The Fund is permitted to purchase and write put and call options on foreign currencies and on futures contracts on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies and on futures contracts on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock. Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described above under "Risks of Risk Management and Return Enhancement Strategies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.



    The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, the Fund may purchase put options on futures contracts on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on a futures contract on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.



    If, on the other hand, the investment adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.


    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS ON FOREIGN CURRENCIES


    The Fund may buy and sell futures contracts on foreign currencies (futures contracts) such as the European Currency Unit, and purchase and write options thereon for hedging and risk management purposes. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Union, a Western European economic cooperative organization including, among others, France, Germany, The Netherlands and the United Kingdom. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract on foreign currency means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is marked-to-market daily.


    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or Subadviser may still not result in a successful hedging transaction.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.


    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if the Fund has hedged against the possibility of an increase in the price of securities in its portfolio and price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    OPTIONS ON FUTURES CONTRACTS


    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF OPTIONS ON FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES


    The Fund will write put options on foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts.


    The Fund intends to engage in futures contracts and options on futures contracts as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

POSITION LIMITS


    Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

LENDING OF SECURITIES


    The Fund may lend its portfolio securities in an amount of up to 30% of its total assets to broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or obtains an irrevocable letter of credit in favor of the Fund equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.



SEGREGATED ASSETS



    The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES



    The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.



SHORT SALES AGAINST-THE-BOX



    The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales.



BORROWING



    The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings.



REPURCHASE AGREEMENTS



    The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission.


ILLIQUID SECURITIES


    The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.



    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.


    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.



(d) DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS



    At times when economic conditions or general levels of common stock prices are such that the investment adviser deems it prudent to adopt a defensive position by reducing or curtailing investments in common stocks, a larger proportion of Fund assets than usual may be invested in preferred stocks or short-term, intermediate-term or long-term debt instruments.

(e) PORTFOLIO TURNOVER



    The Fund has no fixed policy with respect to portfolio turnover; however, as a result of the Fund's investment policies, its portfolio turnover rate may exceed 100% although it is not expected to exceed 200%. The portfolio turnover rate is, generally, the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the portfolio. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase its turnover rate and incur greater brokerage commissions and other transaction costs, which are borne directly by the Fund. See "Brokerage Allocation and Other Practices."


                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    1. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.

    2. Make short sales of securities except short sales against-the-box (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

    3. Concentrate its investments in any one industry (no more than 25% of the Fund's total assets will be invested in any one industry).

    4. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For the purpose of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase and sale of options, futures contracts and forward foreign currency exchange contracts and collateral arrangements with respect to the purchase and sale of options, futures contracts, options on futures contracts and forward foreign currency exchange contracts are not deemed to be the issuance of a senior security or a pledge of assets.

    5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of any one issuer.

    6. Buy or sell commodities or commodity contracts or real estate or interests in real estate except that the Fund may purchase and sell stock index futures contracts, options thereon and forward foreign currency exchange contracts and securities which are secured by real estate and securities of companies which invest or deal in real estate.

    7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    8.  Make investments for the purpose of exercising control or management.

    9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stock of companies which invest in or sponsor such programs.

    11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of the Fund's total assets). (The purchase of a portion of an issue of securities distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.)

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


                             MANAGEMENT OF THE FUND



NAME AND ADDRESS (1)          POSITION               PRINCIPAL OCCUPATIONS
(AGE)                         WITH FUND             DURING PAST FIVE YEARS
---------------------------------------------------------------------------------
Edward D. Beach (73)          Director        President and Director of BMC Fund,
                                               Inc., a closed-end investment
                                               company; formerly Vice Chairman of
                                               Broyhill Furniture Industries,
                                               Inc.; Certified Public Accountant;
                                               Secretary and Treasurer of
                                               Broyhill Family Foundation Inc.;
                                               Member of the Board of Trustees of
                                               Mars Hill College; Director of The
                                               High Yield Income Fund, Inc. and
                                               Director or Trustee of    funds
                                               within the Prudential Mutual
                                               Funds.
Delayne Dedrick Gold          Director        Marketing and Management
(59)                                           Consultant; Director of The High
                                               Yield Income Fund, Inc. and
                                               Director or Trustee of    funds
                                               within the Prudential Mutual
                                               Funds.
*Robert F. Gunia (51)      Vice President     Vice President (since September
                            and Director       1997) of Prudential Investments;
                                               Executive Vice President and
                                               Treasurer (since December 1996),
                                               Prudential Investments Fund
                                               Management LLC (PIFM); Senior Vice
                                               President (since March 1987) of
                                               Prudential Securities Incorporated
                                               (Prudential Securities); formerly
                                               Chief Administrative Officer (July
                                               1990-September 1996), Director
                                               (January 1989-September 1996), and
                                               Executive Vice President,
                                               Treasurer and Chief Financial
                                               Officer (June 1987-September 1996)
                                               of Prudential Mutual Fund
                                               Management, Inc.; Vice President
                                               and Director of The Asia Pacific
                                               Fund, Inc. (since 1989); Director
                                               of The High Yield Income Fund,
                                               Inc. and Director or Trustee of
                                                  funds within the Prudential
                                               Mutual Funds.
Douglas H. McCorkindale        Director       Vice Chairman (since March 1984)
(58)                                           and President (since September
                                               1997), Gannett Co. Inc.
                                               (publishing and media); Director
                                               of Gannett Co. Inc., Frontier
                                               Corporation and Continental
                                               Airlines, Inc. and Director or
                                               Trustee of    funds within the
                                               Prudential Mutual Funds.
*Mendel A. Melzer, CFA        Director        Chief Investment Officer (since
(38)                                           October 1996) of Prudential Mutual
751 Broad St.                                  Funds; formerly Chief Financial
Newark, NJ 07102                               Officer (November 1995-September
                                               1996) of Prudential Investments,
                                               Senior Vice President and Chief
                                               Financial Officer (April
                                               1993-November 1995) of Prudential
                                               Preferred Financial Services,
                                               Managing Director (April
                                               1991-April 1993) of Prudential
                                               Investment Advisors, and Senior
                                               Vice President (July 1989-April
                                               1991) of Prudential Capital
                                               Corporation; Chairman and Director
                                               of Prudential Series Fund, Inc.;
                                               Director of The High Yield Income
                                               Fund, Inc. and Director or Trustee
                                               of    funds within the Prudential
                                               Mutual Funds.

NAME AND ADDRESS (1)          POSITION               PRINCIPAL OCCUPATIONS
(AGE)                         WITH FUND             DURING PAST FIVE YEARS
---------------------------------------------------------------------------------
Thomas T. Mooney (56)         Director        President of Greater Rochester
                                               Metro Chamber of Commerce; former
                                               Rochester City Manager; Trustee of
                                               Center for Governmental Research,
                                               Inc.; Director of Blue Cross of
                                               Rochester, The Business Council of
                                               New York State, Monroe County
                                               Water Authority, Rochester Jobs,
                                               Inc., Executive Service Corps of
                                               Rochester, Monroe County
                                               Industrial Development
                                               Corporation, Northeast Midwest
                                               Institute and The High Yield
                                               Income Fund, Inc.; President,
                                               Director and Treasurer of First
                                               Financial Fund, Inc. and The High
                                               Yield Plus Fund, Inc. and Director
                                               or Trustee of    funds within the
                                               Prudential Mutual Funds.
Stephen P. Munn (55)          Director        Chairman (since January 1994),
                                               Director and President (since
                                               1988) and Chief Executive Officer
                                               (1988-December 1993) of Carlisle
                                               Companies Incorporated
                                               (manufacturer of industrial
                                               products) and Director or Trustee
                                               of    funds within the Prudential
                                               Mutual Funds.
*Richard A. Redeker           Director        Employee of Prudential Investments;
(54)                                           formerly, President, Chief
751 Broad St.                                  Executive Officer and Director
Newark, NJ 07102                               (October 1993-September 1996),
                                               Prudential Mutual Fund Management,
                                               Inc., Executive Vice President,
                                               Director and Member of Operating
                                               Committee (October 1993-September
                                               1996), Prudential Securities,
                                               Director (October 1993-September
                                               1996) of Prudential Securities
                                               Group, Inc., Executive Vice
                                               President, The Prudential
                                               Investment Corporation (January
                                               1994-September 1996), Director
                                               (January 1994-September 1996) of
                                               Prudential Mutual Fund
                                               Distributors, Inc. and Prudential
                                               Mutual Fund Services, Inc. and
                                               Senior Executive Vice President
                                               and Director of Kemper Financial
                                               Services, Inc. (September
                                               1978-September 1993); President
                                               and Director of The High Yield
                                               Income Fund, Inc. and Director or
                                               Trustee of    funds within the
                                               Prudential Mutual Funds.
Robin B. Smith (58)           Director        Chairman and Chief Executive
                                               Officer (since August 1996),
                                               formerly President and Chief
                                               Executive Officer (January
                                               1989-August 1996) and President
                                               and Chief Operating Officer
                                               (September 1981-December 1988) of
                                               Publishers Clearing House;
                                               Director of BellSouth Corporation,
                                               Texaco Inc., Springs Industries
                                               Inc. and Kmart Corporation and
                                               Director or Trustee of    funds
                                               within the Prudential Mutual
                                               Funds.
*Brian M. Storms (44)  President and Director President (since October 1998),
                                               Prudential Investments; formerly
                                               President (September 1996-October
                                               1998), Prudential Mutual Funds,
                                               Annuities and Investment
                                               Management Services, Managing
                                               Director (July 1991-September
                                               1996), Fidelity Investment
                                               Institutional Services Company,
                                               Inc., President (October
                                               1989-September 1991), J.K.
                                               Schofield, Senior Vice President
                                               (September 1982-October 1989),
                                               INVEST Financial Corporation and
                                               Director or Trustee of    funds
                                               within Prudential Mutual Funds.

NAME AND ADDRESS (1)          POSITION               PRINCIPAL OCCUPATIONS
(AGE)                         WITH FUND             DURING PAST FIVE YEARS
---------------------------------------------------------------------------------
Louis A. Weil, III (57)        Director       Chairman (since January 1999),
                                               Publisher and Chief Executive
                                               Officer (since January 1996) and
                                               Director (since September 1991) of
                                               Central Newspapers, Inc.; Chairman
                                               of the Board (since January 1996),
                                               Publisher and Chief Executive
                                               Officer (August 1991-December
                                               1995) of Phoenix Newspapers, Inc.;
                                               formerly Publisher of Time
                                               Magazine (May 1989-March 1991),
                                               President, Publisher and Chief
                                               Executive Officer of The Detroit
                                               News (February 1986-August 1989)
                                               and member of the Advisory Board,
                                               Chase Manhattan Bank-Westchester;
                                               Director of The High Yield Income
                                               Fund, Inc. and Director or Trustee
                                               of    funds within the Prudential
                                               Mutual Funds.
Clay T. Whitehead (59)        Director        President of National Exchange Inc.
                                               (new business development firm)
                                               (since May 1983) and Director or
                                               Trustee of    funds within the
                                               Prudential Mutual Funds.
Grace C. Torres (39)   Treasurer and Principal First Vice President (since
                            Financial and      December 1996) of PIFM; First Vice
                         Accounting Officer    President (since March 1993) of
                                               Prudential Securities; formerly
                                               First Vice President (March
                                               1994-September 1996) of Prudential
                                               Mutual Fund Management, Inc. and
                                               Vice President (July 1989-March
                                               1994) of Bankers Trust
                                               Corporation.
Stephen M. Ungerman      Assistant Treasurer  Tax Director (since March 1996) of
(44)                                           Prudential Investments and the
                                               Private Asset Group of The
                                               Prudential Insurance Company of
                                               America (Prudential); formerly
                                               First Vice President of Prudential
                                               Mutual Fund Management, Inc.
                                               (February 1993-September 1996).
Marguerite E.H.               Secretary       Vice President (since December
Morrison (42)                                  1996) of PIFM; Vice President and
                                               Associate General Counsel of
                                               Prudential Securities; formerly
                                               Vice President and Associate
                                               General Counsel (June
                                               1991-September 1996) of Prudential
                                               Mutual Fund Management, Inc.


------------------------

(1) Unless otherwise stated, the address of the Directors and officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


 * "Interested" Director, as defined in the Investment Company Act, by reason of affiliation with Prudential Securities, Prudential or PIFM.



    The Fund has Directors who in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Fund's officers who conduct and supervise the daily business operations of the Fund.



    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.



    The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.


    Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays each of its Directors who is not an affiliated person of PIFM annual compensation of $5,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

    Directors may receive their Directors' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.



    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1998 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and the Board of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.


                               COMPENSATION TABLE


                                                             TOTAL 1998
                                                            COMPENSATION
                                                             FROM FUND
                                         AGGREGATE            AND FUND
                                       COMPENSATION         COMPLEX PAID
NAME AND POSITION                        FROM FUND          TO DIRECTORS
-----------------------------------  -----------------   ------------------
Edward D. Beach-Director...........  $   5,000            $ 135,000(38/63)*
Delayne Dedrick Gold-Director......  $   5,000            $ 135,000(38/63)*
Robert F. Gunia-Director+..........     --                       --
Douglas H.
 McCorkindale-Director**...........  $   5,000            $  70,000(20/35)*
Mendel A. Melzer-Director+.........     --                       --
Thomas T. Mooney-Director**........  $   5,000            $ 115,000(31/64)*
Stephen P. Munn-Director...........  $   5,000            $  45,000(15/21)*
Richard A. Redeker-Director+.......     --                       --
Robin B. Smith-Director**..........  $   5,000            $  90,000(27/34)*
Brian M. Storms-Director+..........     --                   --
Louis A. Weil, III-Director........  $   5,000            $  90,000(26/50)*
Clay T. Whitehead-Director.........  $   5,000            $  45,000(15/21)*


 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1998, includes amounts deferred at the election of Directors under the Funds' deferred compensation plans. Including accrued
   interest, total compensation amounted to $    , $     and $     for Messrs.
   McCorkindale and Mooney and Ms. Smith, respectively.


 + Interested Directors do not receive compensation from the Fund or any fund in the Fund Complex.



              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



    Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or CDSC to a limited group of investors.



    As of December 11, 1998, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of common stock of the Fund.



    As of December 11, 1998, Prudential Securities was the record holder for other beneficial owners of 48,626,051 Class A shares (or 42.9% of the outstanding Class A shares), 91,857,441 Class B shares (or 59.7% of the outstanding Class B shares), 3,079,139 Class C shares (or 67.9% of the outstanding Class C shares) and 1,007,190 Class Z shares (or 6.3% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

    As of December 11, 1998, the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares of any class of common stock was Marquette Trust Co., TTEE, State of Hawaii Deferred Compensation Plan, Marquette Trust Company, ATTN Marlene Pavek, 13100 Wayzata Blvd., Minnetonka, MN 55305-1842 which held 4,694,064 Class Z shares (29.5%).



                     INVESTMENT ADVISORY AND OTHER SERVICES



(a) MANAGER AND INVESTMENT ADVISER



    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund Is Managed--Manager" in the Prospectus. As of January , 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $ billion and, according to the Investment Company Institute, as of November 30, 1998, the Prudential Mutual Funds were the largest family of mutual funds in the United States.


    PIFM is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $500 million, .475 of 1% of the Fund's average daily net assets from $500 million to $1 billion and .45 of 1% of the Fund's average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.

    In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI, the Subadviser or the investment adviser), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the

Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.



    The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.



    For the fiscal years ended December 31, 1998, 1997 and 1996, PIFM received
management fees of $        , $22,440,588 and $17,435,738, respectively.



    PIFM has entered into the Subadvisory Agreement with the Subadviser. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services.



    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.



    [(PIC Remuneration for last 3 years)]



(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS



    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Fund's distributor. PIMS and Prudential Securities are subsidiaries of Prudential.



    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.



    The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The distribution and/or service fees may also be used by brokers to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.



    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.



    CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice.



    For the fiscal year ended December 31, 1998, the Distributor and Prudential
Securities received payments of $           and $           , respectively,
under the Class A Plan and spent approximately $           and $           ,
respectively, in distributing the Fund's shares. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities also received approximately
$           and $           , respectively, in initial sales charges.



    CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.



    CLASS B PLAN. For the fiscal year ended December 31, 1998, the Distributor
and Prudential Securities received $           and $           , respectively,
from the Fund under the Class B Plan and spent approximately $        and
$        , respectively, in distributing the Class B shares. It is estimated
that of the latter total amount, approximately    % ($           ) was spent on
printing and mailing of prospectuses to other than current shareholders;    %
($           ) was spent on compensation to broker-dealers for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for
distribution of Class B shares; and    % ($           ) was spent on the
aggregate of (1) payments of commissions and account servicing fees to financial
advisers (   % or $           ) and (2) an allocation on account of overhead and
other branch office distribution-related expenses (   % or $           ). The
term "overhead and other branch office distribution-related expenses" represents
(a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



    The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended December 31, 1998, the
Distributor and Prudential Securities received approximately $           and
$        , respectively, in contingent deferred sales charges attributable to
Class B shares.

    CLASS C PLAN. For the fiscal year ended December 31, 1998, the Distributor
and Prudential Securities received $           and $           , respectively,
from the Fund under the Class C Plan and spent approximately $           and
$           , respectively, in distributing the Fund's Class C shares. It is
estimated that of the latter total amount, approximately    % ($           ) was
spent on printing and mailing of prospectuses to other than current
shareholders;    % ($           ) was spent on compensation to broker-dealers
for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses,
incurred for distribution of Class C shares; and    % ($           ) was spent
on the aggregate of (1) commission credits to Prudential Securities branch offices, for payments of commissions and account servicing fees to financial
advisers (   % or $           ) and (2) an allocation on account of overhead and
other branch office distribution-related expenses (   % or $           ).



    The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 1998, the
Distributor and Prudential Securities received approximately $   and $        ,
respectively, in contingent deferred sales charges attributable to Class C shares.



    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.



    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.


    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.



    In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares.) Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.



    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has waived a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice. See "Performance Information."



    [NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund's shareholders rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.]

(c) OTHER SERVICE PROVIDERS



    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.



    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account and a new account set-up fee of $2.00 for each manually established shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.



    [Independent Accountants] 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES



    The Manager is responsible for decisions to buy and sell securities, options on such securities and stock indices and stock index futures contracts and options thereon for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Purchases and sales of securities, options and futures on an exchange or board of trade are effected through brokers or futures commission merchants who charge a negotiated commission for their services. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.



    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.



    In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.



    When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.



    The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.



    When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transaction in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.



    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Section 11(a) provides that Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.



    The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities, for the three-year period ended December 31, 1998.



                                              FISCAL YEAR ENDED DECEMBER 31,
                                          ---------------------------------------
                  ITEM                       1998          1997          1996
----------------------------------------  -----------   -----------   -----------
Total brokerage commissions paid by the
 Fund...................................  $             $ 1,659,584   $ 1,298,821
Total brokerage commissions paid to
 Prudential Securities..................  $             $   186,849   $   142,134
Percentage of total brokerage
 commissions paid to Prudential
 Securities.............................            %         11.26%         10.9%



    The Fund effected approximately    % of the total dollar amount of its
transactions involving the payment of commissions through Prudential Securities during the year ended December 31, 1998. Of the total brokerage commissions paid
during that period, $           (or     %) were paid to firms which provided
research, statistical or other services to the Manager. PIFM has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.



    The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at December 31, 1998. As of December 31, 1998, the Fund held
securities of                    in the amount of            .

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION



    The Fund is authorized to issue 1 billion shares of common stock, $.01 par value per share divided into four classes, designated Class A, Class B, Class C, and Class Z shares, consisting of 250 million shares of Class A common stock, 250 million shares of Class B common stock, 250 million shares of Class C common stock and 250 million shares of Class Z common stock. Each class of par value shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.



    Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.



    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.



    Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors do not intend to authorize additional series at the present time.



    The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.



                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES



    Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A and Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.

    Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors.



PURCHASE BY WIRE



    For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Equity Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C, or Class Z shares).



    If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.



    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Equity Fund, Inc., Class A, Class B, Class C, or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES


    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.


SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the Fund's NAV at December 31, 1998, the maximum offering price of the Fund's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share................  $
Maximum sales charge (5% of offering price)...........................
                                                                        --------
Maximum offering price to public......................................  $
                                                                        --------
                                                                        --------
CLASS B
Net asset value, offering price and redemption price per Class B share*...............................................................  $
                                                                        --------
                                                                        --------
CLASS C
Net asset value and redemption price per Class C share*...............  $
Sales charge (1% of offering price)...................................
                                                                        --------
Offering price to public..............................................  $
                                                                        --------
                                                                        --------
CLASS Z
Net asset value, offering price and redemption price per Class Z share................................................................  $
                                                                        --------
                                                                        --------


------------------------

         * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE



    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:



    If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.



    If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.



    If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.



    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.



    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.



REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES



    BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation or annuity plans under Sections 403(b) and 457 of the Internal Revenue Code and non-qualified deferred compensation plans that are sponsored by an employer that has a tax-qualified benefit plan with Prudential, "rabbi" trusts and non-qualified deferred compensation plans that are sponsored by any employer that has a tax-qualified plan with Prudential (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.



    PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services, provided that (1) the plan has at least $1 million in existing assets or 250 eligible employees and (2) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All plans of a company (or affiliated companies under common control) for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold, provided that Prudential has been notified in advance of the entitlement to the waiver of the sales charge based on the aggregated assets. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan (Participating Fund). "Existing assets" also include monies invested in The Guaranteed Investment Account (GIA), a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (1) the purchase is made with the proceeds of a redemption from either GIA or SVF and (2) Class A shares are an investment option of the plan.



    PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (1) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (2) maintain their accounts with the Transfer Agent.



    PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (1) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (2) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.



    SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.



    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent by:



    - officers of the Prudential Mutual Funds (including the Fund),



    - employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,



    - employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,



    - Prudential, employees and special agents of Prudential and its subsidiaries are all persons who have retired directly from active service with Prudential or one of its subsidiaries,



    - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,



    - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,



    - investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,



    - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

    - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket programs").



    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.



    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.


    An eligible group of related Fund investors includes any combination of the following:


    - an individual;



    - the individual's spouse, their children and their parents;



    - the individual's and spouse's Individual Retirement Account (IRA);



    - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);



    - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;



    - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and



    - one or more employee benefit plans of a company controlled by an individual.


    Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


    In addition, an eligible group of related Fund investors may include (1) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or (2) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.



    The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.



    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.


    LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).


    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.


    A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.


CLASS B SHARES



    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares-- Contingent Deferred Sales Charges" below.



    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.



CLASS C SHARES



    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

    BENEFIT PLANS. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above). In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class C shares may be purchased at NAV by participants who are repaying the loans made from such plans to the participant.



    PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived with respect to purchases of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.



    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.



CLASS Z SHARES



    Class Z shares of the Fund currently are available for purchase by the following categories of investors:



    - pension, profit-sharing or other employee benefit plans qualified under
      Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets,



    - participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option,



    - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option,



    - Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds,



    - current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund),



    - employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan, and



    - Prudential with an investment of $10 million or more.



    After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.



    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee from its own resources based on a percentage of the net asset value of shares sold by such persons.



SALE OF SHARES



    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.



    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.



    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.



    SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.



    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.



    REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.



CONTINGENT DEFERRED SALES CHARGES



    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.



    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account--Exchange Privilege."



    The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:



                                                                              CONTINGENT DEFERRED SALES
                                                                               CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                                            OF DOLLARS INVESTED OR
PAYMENT MADE                                                                     REDEMPTION PROCEEDS
----------------------------------------------------------------------------  -------------------------
First.......................................................................               5.0%
Second......................................................................               4.0%
Third.......................................................................               3.0%
Fourth......................................................................               2.0%
Fifth.......................................................................               1.0%
Sixth.......................................................................               1.0%
Seventh.....................................................................               None



    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.



    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.



    For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.



    WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor.

The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.



    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:



        (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;



        (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2, or a periodic distribution based on life expectancy;



        (3) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and



        (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.



    The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.



    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.



    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.



    In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.



    You must notify the Fund's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.



    In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                             REQUIRED DOCUMENTATION
Death                                          A copy of the shareholder's death certificate
                                               or, in the case of a trust, a copy of the
                                               grantor's death certificate, plus a copy of
                                               the trust agreement identifying the grantor.

Disability--An individual will be considered   A copy of the Social Security Administration
disabled if he or she is unable to engage in   award letter or a letter from a physician on
any substantial gainful activity by reason of  the physician's letterhead stating that the any medically determinable physical or mental  shareholder (or, in the case of a trust, the impairment which can be expected to result in  grantor) is permanently disabled. The letter
death or to be of long-continued and           must also indicate the date of disability.
indefinite duration.

CATEGORY OF WAIVER                             REQUIRED DOCUMENTATION
Distribution from an IRA or 403(b) Custodial   A copy of the distribution form from the
Account                                        custodial firm indicating (i) the date of
                                               birth of the shareholder and (ii) that the
                                               shareholder is over age 59 1/2 and is taking
                                               a normal distribution--signed by the
                                               shareholder.

Distribution from Retirement Plan              A letter signed by the plan
                                               administrator/trustee indicating the reason
                                               for the distribution.

Excess Contributions                           A letter from the shareholder (for an IRA) or
                                               the plan administrator/trustee on company
                                               letterhead indicating the amount of the
                                               excess and whether or not taxes have been
                                               paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                                 CONTINGENT DEFERRED SALES CHARGE
                                                AS A PERCENTAGE OF DOLLARS INVESTED
                                                      OR REDEMPTION PROCEEDS
                                               -------------------------------------
YEAR SINCE PURCHASE                             $500,001 TO $1
PAYMENT MADE                                        MILLION         OVER $1 MILLION
---------------------------------------------  -----------------   -----------------
First........................................        3.0%                2.0%
Second.......................................        2.0%                1.0%
Third........................................        1.0%                  0%
Fourth and thereafter........................          0%                  0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.


WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES



    PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the PruArray Program and other plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential, and units of The Stable Value Fund, an unaffiliated bank collective fund.



    OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or recordkeeping services.



CONVERSION FEATURE--CLASS B SHARES



    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.



    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions)(the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.



    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.



    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.



    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.



    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If delivery of a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. A shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in this particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.



    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.



    If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.



    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.


    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange of Class B shares, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven-year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV, and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.



    Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.



    Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


PERIOD OF
MONTHLY INVESTMENTS:       $100,000  $150,000  $200,000  $250,000
-------------------------  -------   -------   -------   -------
25 Years.................  $  110    $  165    $  220    $  275
20 Years.................     176       264       352       440
15 Years.................     296       444       592       740
10 Years.................     555       833     1,110     1,388
 5 Years.................   1,371     2,057     2,742     3,428

See "Automatic Investment Plan."


------------------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


AUTOMATIC INVESTMENT PLAN (AIP)



    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.



    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.


SYSTEMATIC WITHDRAWAL PLAN


    A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.



    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.



    The Transfer Agent, the Distributor or your broker act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not generally be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. Withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.


TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS                        PERSONAL
MADE OVER:                           SAVINGS      IRA
-----------------------------------  --------   --------
10 years...........................  $ 26,165   $ 31,291
15 years...........................    44,675     58,649
20 years...........................    68,109     98,846
25 years...........................    97,780    157,909
30 years...........................   135,346    244,692

------------------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE


    The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class.



    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with the procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market markers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable the commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and foreign currency forward contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.



    Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser, including its portfolio manager, traders, and its research and credit analysts on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                            PERFORMANCE INFORMATION


    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.


    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

    Where:  P = a hypothetical initial payment of $1,000.
            T = average annual total return.
            n = number of years.

            ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    Below are the average annual total returns for the Fund's share classes for the periods ended December 31, 1998.



                                                          SINCE
                           1 YEAR    5 YEAR    10 YEAR   INCEPTION
                           -------   -------   -------   -------
Class A                                           N/A              (1/22/90)
Class B                                                            (3/15/82)
Class C                                 N/A       N/A              (8/1/94)
Class Z                                 N/A       N/A              (3/1/96)



    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.


    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                           ERV - P
               T =         -------
                              P

    Where: P = a hypothetical initial payment of $1000.
           T = aggregate total return.

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


    Aggregate total return does not take into account any applicable initial or contingent deferred sales charges or federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 1998.



                                                          SINCE
                           1 YEAR    5 YEAR    10 YEAR   INCEPTION
                           -------   -------   -------   -------
Class A                                           N/A              (1/22/90)
Class B                                                            (3/15/82)
Class C                                 N/A       N/A              (8/1/94)
Class Z                                 N/A       N/A              (3/1/96)

    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

    Where:  a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.


    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. The yields for the Class A, Class B, Class C and Class Z shares
for the 30-day period ended December 31, 1998 were   %,   %,   % and    %,
respectively.



    The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper, Inc., Morningstar Publications, Inc., and other industry publications, which publish and market indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)


                                    [CHART]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     PERFORMANCE
    COMPARISON OF
      DIFFERENT
TYPES OF INVESTMENTS
 OVER THE LONG TERM
 (1/1926-12/31/1997)
                            Long-Term Govt.
Common Stocks                         Bonds  Inflation
11.0%                                  5.1%       3.1%


    (1) Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1998 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    The Fund intends to declare semi-annual dividends of the Fund's net investment income. Net capital gains, if any, will be distributed at least annually. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. Distributions will be paid in additional Fund shares (based on net asset value), unless the shareholder elects in writing not less than five full business days prior to the record date to receive such distributions in cash.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

    The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. Under Subchapter M the Fund is not subject to federal income taxes on the taxable income it distributes to shareholders. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities) from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year. The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of the Fund's income in compliance with these requirements. As a result, it is anticipated that the Fund will not be subject to the excise tax.


    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds a "short" position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on stock will be treated as gains and losses from the sale of stock. For federal income tax purposes, when call options which the Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by the Fund is exercised, the selling price of the stock is increased by the amount of the premium, and the gain or loss on the sale of stock becomes long-term or short-term depending on the stock's holding period. Certain futures and forward contracts and options held by the Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at fair market value on the last day of the Fund's fiscal year. Any gain or loss recognized on these deemed sales of these futures and forward contracts and options will be treated as 60% long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, straddle and anti-conversion and straddle provisions of the Internal Revenue Code that may, among other things, require the Fund to defer recognition of losses.


    The "straddle" provisions of the Internal Revenue Code may also affect the taxation of the Fund's transactions in options on securities, stock index futures and options on futures and limit the deductibility of any loss from the disposition of a position to the extent of the unrealized gain on any offsetting position.

    Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any taxable ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her shares.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.


    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.



    OTHER TAX INFORMATION. The Fund may also be subject to state or local tax in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

Portfolio of Investments as
of December 31, 1997                 PRUDENTIAL EQUITY FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
    ------------------------------------------------------
LONG-TERM INVESTMENTS--84.1%
COMMON STOCKS--84.1%
    ------------------------------------------------------
Automobiles & Trucks--3.8%
2,300,000   Chrysler Corp.                       $   80,931,250
  600,000   General Motors Corp.                     36,375,000
17,000,000  LucasVarity PLC, ADR (Great
              Britain) (a)                           60,369,617
  404,800   Navistar International Corp. (a)         10,044,100
  248,800   PACCAR Inc.                              13,062,000
                                                 --------------
                                                    200,781,967
------------------------------------------------------------
Banks & Financial Services--11.8%
  650,000   American Express Co.                     58,012,500
  552,800   American Financial Group Inc.            22,284,750
1,100,000   Bank of New York Co., Inc.               63,593,750
  700,000   BankAmerica Corp.                        51,100,000
  475,700   Chase Manhattan Corp.                    52,089,150
  265,500   First America Bank Corp.                 20,476,688
  800,000   Lehman Brothers Holdings Inc.            40,800,000
  285,706   Mellon Bank Corp.                        17,320,926
  384,750   Mercantile Bankshares Corp.              15,053,344
  345,600   Morgan (J.P.) & Co., Inc.                39,009,600
2,600,000   Morgan Stanley, Dean Witter,
              Discover & Co.                        153,725,000
  700,000   NationsBank Corp.                        42,568,750
  225,000   Republic New York Corp.                  25,692,187
  429,200   Washington Mutual, Inc.                  27,388,325
                                                 --------------
                                                    629,114,970
------------------------------------------------------------
Chemicals--3.2%
  711,000   Boc Group PLC, ADR (Great Britain)       23,418,563
  513,700   Dow Chemical Co.                         52,140,550
  788,200   Eastman Chemical Co. (a)                 46,947,162
  350,000   Potash Corp.                             29,050,000
  706,900   Wellman Inc.                             13,784,550
  100,000   Witco Corp.                               4,081,250
                                                 --------------
                                                    169,422,075
------------------------------------------------------------
Commercial Services--1.7%
  900,000   American Standard Co., Inc. (a)      $   34,481,250
  571,700   TRW Inc.                                 30,514,488
1,000,000   Waste Management, Inc.                   27,500,000
                                                 --------------
                                                     92,495,738
------------------------------------------------------------
Computer Hardware--3.6%
2,750,000   Digital Equipment Corp. (a)             101,750,000
  412,900   Gerber Scientific, Inc.                   8,206,387
  600,000   International Business Machines
              Corp.                                  62,737,500
   93,750   NCR Corp. (New)(a)                        2,607,422
  900,000   Seagate Technology, Inc. (a)             17,325,000
                                                 --------------
                                                    192,626,309
------------------------------------------------------------
Construction & Housing--0.6%
  550,000   Centex Corp.                             34,615,625
------------------------------------------------------------
Diversfied Consumer Products--5.9%
2,500,000   Diageo PLC (Great Britain)               22,999,916
  750,000   Gibson Greetings Inc. (a)                16,406,250
1,600,000   Loews Corp.                             169,800,000
2,800,000   RJR Nabisco Holdings Corp.              105,000,000
                                                 --------------
                                                    314,206,166
------------------------------------------------------------
Electrical Power--2.4%
  170,000   American Electric Power Company,
              Inc.                                    8,776,250
  570,000   General Public Utilities Corp.           24,011,250
  974,519   Houston Industries, Inc.                 26,007,476
1,284,600   Long Island Lighting Co.                 38,698,575
  979,600   Unicom Corp.                             30,122,700
                                                 --------------
                                                    127,616,251
------------------------------------------------------------
Electronics--0.5%
  600,000   Harris Corp.                             27,525,000
   38,262   Raytheon Corp. (a)                        1,886,795
                                                 --------------
                                                     29,411,795

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-48

Portfolio of Investments as
of December 31, 1997                 PRUDENTIAL EQUITY FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
Forest Products--7.9%
  550,000   Fort James Corp.                     $   21,037,500
2,092,000   Georgia-Pacific Corp.                    87,275,625
1,475,000   International Paper Co.                  63,609,375
1,500,000   Mead Corp.                               42,000,000
  752,500   Rayonier Inc.                            32,028,281
  787,500   Temple-Inland Inc.                       41,196,094
1,260,000   Weyerhaeuser Co.                         61,818,750
2,200,000   Willamette Industries, Inc.              70,812,500
                                                 --------------
                                                    419,778,125
------------------------------------------------------------
Healthcare--5.1%
2,148,700   Columbia/HCA Healthcare Corp.            63,655,237
1,828,740   Foundation Health Systems, Inc.
              (a)                                    40,918,058
  264,900   Pacificare Health Systems (a)            13,874,138
2,937,874   Tenet Healthcare Corp. (a)               97,317,076
1,377,000   Wellpoint Health Networks Inc. (a)       58,178,250
                                                 --------------
                                                    273,942,759
------------------------------------------------------------
Insurance--13.0%
  800,000   American General Corp.                   43,250,000
1,891,600   Chubb Corp.                             143,052,250
  700,000   Citizens Corp.                           20,125,000
1,700,242   Old Republic International Corp.         63,227,749
2,105,100   SAFECO Corp.                            102,623,625
  716,900   St. Paul Companies, Inc.                 58,830,606
1,500,000   The Equitable Companies, Inc.            74,625,000
2,667,000   Travelers Corp.                         143,684,625
1,461,900   Western National Corp.                   43,308,788
                                                 --------------
                                                    692,727,643
------------------------------------------------------------
Metals-Non Ferrous--1.6%
  600,000   Aluminum Company of America              42,225,000
  122,750   Amax Gold Inc. (a)                          283,859
1,293,000   Cyprus Minerals Co.                      19,879,875
  788,600   Newmont Mining Corp.                     23,165,125
                                                 --------------
                                                     85,553,859
------------------------------------------------------------
Oil & Gas Exploration/Production--6.4%
  300,000   Amerada Hess Corp.                   $   16,462,500
  981,900   Atlantic Richfield Co.                   78,674,737
1,100,000   Occidental Petroleum Corp.               32,243,750
1,523,900   Oryx Energy Co. (a)                      38,859,450
2,098,596   Societe Nationale Elf Aquitaine,
              ADR
              (France)                              123,030,190
  738,365   Total SA, ADR (France)                   40,979,258
  504,400   Union Texas Petroleum Holdings,
              Inc.                                   10,497,825
                                                 --------------
                                                    340,747,710
------------------------------------------------------------
Photography--0.5%
  425,000   Eastman Kodak Co.                        25,845,313
------------------------------------------------------------
Restaurants--1.7%
7,081,700   Darden Restaurants Inc.                  88,521,250
------------------------------------------------------------
Retail--8.1%
1,100,000   BJ's Wholesale Club, Inc. (a)            34,512,500
  359,100   Dayton-Hudson Corp.                      24,239,250
2,800,000   Dillards Department Stores, Inc.         98,700,000
1,100,000   Homebase, Inc. (a)                        8,662,500
6,000,000   Kmart Corp. (a)                          69,375,000
  640,800   Nine West Group, Inc. (a)                16,620,750
  500,000   Petrie Stores Corp. (a)                   1,495,000
  625,000   Sears, Roebuck & Co.                     28,281,250
2,584,600   Tandy Corp.                              99,668,638
1,700,000   Toys 'R' Us Inc. (a)                     53,443,750
                                                 --------------
                                                    434,998,638
------------------------------------------------------------
Steel - Producers--0.5%
  500,000   Bethlehem Steel Corp. (a)                 4,312,500
1,408,300   Birmingham Steel Corp.                   22,180,725
                                                 --------------
                                                     26,493,225

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-49

Portfolio of Investments as
of December 31, 1997                        PRUDENTIAL EQUITY FUND, INC.
------------------------------------------------------------

Shares       Description                     Value (Note 1)
     ------------------------------------------------------------
Telecommunications--5.4%
1,481,733   360 Communications Co. (a)           $   29,912,485
1,800,000   AT&T Corp.                              110,250,000
1,740,000   Loral Space & Communications (a)         37,301,250
  700,000   Telefonica de Espana, S.A., ADR
              (Spain)                                63,743,750
1,107,000   Portugal Telecom, S.A. ADR
              (Portugal)                             52,029,000
                                                 --------------
                                                    293,236,485
------------------------------------------------------------
Transportation--0.4%
1,000,000   OMI Corp. (a)                             9,187,500
  550,000   Overseas Shipholding Group, Inc.         11,996,875
                                                 --------------
                                                     21,184,375
                                                 --------------
            Total long-term investments
              (cost $2,861,518,291)               4,493,320,278
                                                 --------------
Principal
Amount
(000)
SHORT-TERM INVESTMENTS--18.2%
------------------------------------------------------------
Commercial Paper--7.1%
            Associates First Capital Corp.
$  52,000   5.70%, 1/15/98                           51,884,733
            Bank of Montreal
   46,000   5.90%, 1/16/98                           46,000,000
            Barclays Bank PLC
   30,000   5.64%, 1/20/98                           29,991,042
            Bayerische Landesbank Girozentrale
   20,000   5.69%, 1/28/98                           19,997,056
            Bayerische Vereinsbank
   12,000   5.69%, 1/23/98                           11,997,170
            Bell Atlantic Financial Services,
              Inc.
    8,972   5.80%, 1/14/98                            8,953,209
            Beneficial Corp
   10,000   5.74%, 2/12/98                            9,933,033
            Canadian Imperial Bank of Commerce
   40,000   5.80%, 2/13/98                           40,000,000
            General Electric Capital Corp.
    9,000   5.80%, 1/14/98                            8,981,150
   14,000   5.71%, 1/23/98                           13,951,148
   11,000   5.74%, 2/9/98                            10,931,598
            Morgan (J.P.) & Co., Inc.
$  52,447   5.77%, 2/10/98                       $   52,110,756
            Norwest Financial, Inc.
   44,661   5.70%, 1/16/98                           44,554,930
            Rank Xerox Capital (Europe), PLC
   18,193   5.75%, 2/10/98                           18,076,767
            Smith Barney Holdings Inc.
   10,000   5.82%, 1/15/98                            9,977,367
                                                 --------------
            Total commercial paper
              (cost $377,339,959)                   377,339,959
------------------------------------------------------------
U.S. Government Agency & Instrumentalities--1.9%
            Federal Home Loan Mortgage Corp.
   15,000   5.61%, 3/10/98                           14,840,976
            Federal National Mortgage
              Association
   10,000   5.40%, 2/5/98                             9,943,129
   12,800   5.89%, 5/21/98                           12,809,982
    7,000   5.63%, 8/14/98                            6,996,151
   15,000   5.71%, 9/9/98                            14,983,650
            United States Treasury Notes
   16,000   5.125%, 2/28/98                          15,987,482
   10,000   5.875%, 4/30/98                          10,012,500
   17,000   6.125%, 8/31/98                          17,055,781
                                                 --------------
            Total U.S. government agency &
              instrumentalities
              (cost $102,650,990)                   102,629,651
------------------------------------------------------------
Repurchase Agreement--9.2%
  490,791   Joint Repurchase Agreement
              Account,
              6.63%, 1/2/98 (Note 5)
              (cost $490,791,000)                   490,791,000
                                                 --------------
            Total short-term investments
              (cost $970,781,949)                   970,760,610
                                                 --------------
------------------------------------------------------------
Total Investments--102.3%
            (cost $3,832,300,240; Note 4)         5,464,080,888
            Liabilities in excess of other
              assets--(2.3%)                       (121,147,377)
                                                 --------------
            Net Assets--100%                     $5,342,933,511
                                                 --------------
                                                 --------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-50

PRUDENTIAL EQUITY FUND, INC.
Portfolio of Investments as of December 31, 1997
------------------------------------------------------------
The industry classification of short-term portfolio holdings as a percentage of net assets as of December 31, 1997 was as follows:

Security Brokers & Dealers                              10.4%
Photographic Equipment                                   2.8
Personal Credit Institution                              2.0
Federal Credit Agencies                                  1.1
U.S. Government Sovereign                                 .8
Short-Term Business Credit                                .6
Commercial Banks                                          .3
Phone Communications                                      .2
                                                        ----
                                                        18.2%
                                                        ----
                                                        ----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-51

Statement of Assets and Liabilities                 PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                       December 31, 1997
                                                                                                             -----------------
Investments, at value (cost $3,832,300,240).............................................................       $ 5,464,080,888
Cash....................................................................................................             2,034,817
Dividends and interest receivable.......................................................................            13,106,038
Receivable for Fund shares sold.........................................................................             8,096,613
Receivable for investments sold.........................................................................             1,882,916
Prepaid expenses and other assets.......................................................................               103,347
                                                                                                              -----------------
   Total assets.........................................................................................         5,489,304,619
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................           129,274,064
Payable for investments purchased.......................................................................            10,370,858
Distribution fee payable................................................................................             3,085,446
Management fee payable..................................................................................             2,066,989
Accrued expenses and other liabilities..................................................................             1,542,600
Deferred director's fees................................................................................                31,151
                                                                                                              -----------------
   Total liabilities....................................................................................           146,371,108
                                                                                                              -----------------
Net Assets..............................................................................................       $ 5,342,933,511
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................       $     2,692,683
   Paid-in capital in excess of par.....................................................................         3,681,137,292
                                                                                                              -----------------
                                                                                                                 3,683,829,975
   Accumulated net realized gain on investments and foreign currencies..................................            27,335,195
   Net unrealized appreciation on investments and foreign currencies....................................         1,631,768,341
                                                                                                              -----------------
Net assets, December 31, 1997...........................................................................       $ 5,342,933,511
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($1,912,801,918 / 96,343,536 shares of common stock issued and outstanding).......................               $19.85
   Maximum sales charge (5.00% of offering price).......................................................                  1.04
                                                                                                              -----------------
   Maximum offering price to public.....................................................................                $20.89
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($3,090,767,336 / 155,886,434 shares of common stock issued and outstanding)......................               $19.83
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($72,243,501 / 3,643,714 shares of common stock issued and outstanding)...........................               $19.83
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offerng price and redemption price per share
      ($267,120,756 / 13,446,608 shares of common stock issued and outstanding).........................               $19.87
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-52

PRUDENTIAL EQUITY FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1997
Income
   Dividends (net of foreign withholding
      taxes of $1,424,525)...............    $    71,434,156
   Interest..............................         62,851,621
                                            -----------------
      Total income.......................        134,285,777
                                            -----------------
Expenses
   Distribution fee--Class A.............          4,272,575
   Distribution fee--Class B.............         29,244,129
   Distribution fee--Class C.............            604,342
   Management fee........................         22,440,588
   Transfer agent's fees and expenses....          6,390,000
   Reports to shareholders...............            900,000
   Registration fees.....................            322,000
   Custodian's fees and expenses.........            220,000
   Franchise taxes.......................            185,000
   Insurance expense.....................            100,000
   Directors' fees and expenses..........             45,000
   Audit fee and expenses................             35,000
   Legal fees and expenses...............             35,000
   Miscellaneous.........................             30,339
                                            -----------------
      Total expenses.....................         64,823,973
                                            -----------------
Net investment income....................         69,461,804
                                            -----------------
Realized and Unrealized
Gain on Investments and
Foreign Currency Transactions
Net realized gain on:
   Investment transactions...............        283,942,375
   Foreign currency transactions.........            103,393
                                            -----------------
                                                 284,045,768
                                            -----------------
Net change in unrealized appreciation on:
   Investments and foreign currencies....        662,447,800
                                            -----------------
Net gain on investments..................        946,493,568
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................    $ 1,015,955,372
                                            -----------------
                                            -----------------

PRUDENTIAL EQUITY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                 Year Ended December 31,
in Net Assets                       1997               1996
Operations
   Net investment income.....  $    69,461,804    $    61,585,909
   Net realized gain on
      investments and foreign
      currencies.............      284,045,768        314,987,723
   Net change in unrealized
      appreciation of
      investments and foreign
      currencies.............      662,447,800        240,997,587
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............    1,015,955,372        617,571,219
                               ---------------    ---------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A................      (31,371,300)       (23,519,167)
      Class B................      (32,078,132)       (33,859,586)
      Class C................         (681,499)          (557,215)
      Class Z................       (4,240,127)        (2,495,197)
                               ---------------    ---------------
                                   (68,371,058)       (60,431,165)
                               ---------------    ---------------
   Distributions from net
      realized
      capital gains
      Class A................     (100,192,825)      (125,606,003)
      Class B................     (168,533,830)      (243,955,245)
      Class C................       (3,730,960)        (4,267,115)
      Class Z................      (13,864,843)       (11,894,518)
                               ---------------    ---------------
                                  (286,322,458)      (385,722,881)
                               ---------------    ---------------
   Distributions in excess of
      net investment income
      Class A................               --           (833,152)
      Class B................               --         (1,199,396)
      Class C................               --            (19,276)
      Class Z................               --            (89,955)
                               ---------------    ---------------
                                            --         (2,141,779)
                               ---------------    ---------------
Fund share transactions (net
   of share conversions)
   (Note 6)
   Proceeds from shares
      sold...................    4,822,813,820      3,428,831,074
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions..........      340,731,229        429,066,548
   Cost of shares
      reacquired.............   (4,728,047,555)    (3,103,898,045)
                               ---------------    ---------------
   Net increase in net assets
      from Fund share
      transactions...........      435,497,494        753,999,577
                               ---------------    ---------------
Total increase...............    1,096,759,350        923,274,971
Net Assets
Beginning of year............    4,246,174,161      3,322,899,190
                               ---------------    ---------------
End of year..................  $ 5,342,933,511    $ 4,246,174,161
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-53

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
Prudential Equity Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital by investing primarily in common stocks of major established corporations.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Investments, including options, traded on a national securities or commodities exchange and Nasdaq National Market equity securities are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 P.M., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase distributions in excess of net investment income and decrease accumulated net realized gain on investments and foreign currencies by $1,051,033. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain
--------------------------------------------------------------------------------

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $500 million,
 .475 of 1% of the next $500 million of average daily net assets and .45 of 1% of the Fund's average daily net assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the year ended December 31, 1997.

PSI has advised the Fund that it has received approximately $2,583,674 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1997. From these fees, PSI paid such sales charges to dealers (PSI and PRUCO Securities Corporation (Prusec)), which in turn paid commissions to salespersons.

PSI advised the Fund that for the year ended December 31, 1997, it received approximately $3,777,700 and $23,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America and Prusec.

The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the year ended December 31, 1997. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1997, the Fund incurred fees of approximately $4,989,000 for the services of PMFS. As of December 31, 1997, approximately $436,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the year ended December 31, 1997, PSI earned $186,849 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1997 aggregated $807,252,133 and $491,288,133, respectively.

The federal income tax basis of the Fund's investments at December 31, 1997 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $1,631,780,648 (gross unrealized appreciation--$1,707,366,611; gross unrealized depreciation--$75,585,963).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1997, the Fund has a 41.67% undivided interest in the joint account. The undivided interest for the Fund represents $490,791,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Credit Suisse First Boston Corp., 6.75%, in the principal amount of $342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the collateral including accrued interest is $353,486,750.
--------------------------------------------------------------------------------
                                       B-55

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

Deutsche Morgan Grenfell, Inc., 6.80%, in the principal amount of $200,000,000, repurchase price $200,075,555, due 1/2/98. The value of the collateral including accrued interest is $204,000,314.

SBC Warburg Dillon Read Inc., 6.55%, in the principal amount of $142,000,000, repurchase price $142,051,672, due 1/2/98. The value of the collateral including accrued interest is $144,862,841.

Morgan Stanley, Dean Witter, Discover & Co., 5.95%, in the principal amount of $151,553,000, repurchase price $151,603,097, due 1/2/98. The value of the collateral including accrued interest was $154,584,932.

Salomon Smith Barney Inc., 6.75%, in the principal amount of $342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the collateral including accrued interest was $350,295,372.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective March 1, 1996 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.
Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
---------------------------------  ------------   ---------------
Year ended December 31, 1997:
Shares sold......................   176,089,330   $ 3,419,389,251
Shares issued in reinvestment of
  dividends......................     6,449,778       125,989,153
Shares reacquired................  (180,465,455)   (3,512,361,626)
                                   ------------   ---------------
Net increase in shares
  outstanding before
  conversions....................     2,073,653        33,016,778
Shares issued upon conversion
  from Class B...................    10,616,578       206,433,920
                                   ------------   ---------------
Net increase in shares
  outstanding....................    12,690,231   $   239,450,698
                                   ------------   ---------------
                                   ------------   ---------------
Class A                               Shares          Amount
---------------------------------  ------------   ---------------
Year ended December 31, 1996:
Shares sold......................   121,412,060   $ 2,078,689,059
Shares issued in reinvestment of
  dividends and distributions....     8,451,292       144,703,799
Shares reacquired................  (119,988,980)   (2,054,486,124)
                                   ------------   ---------------
Net increase in shares
  outstanding before conversion
  from Class B...................     9,874,372       168,906,734
Shares issued upon conversion
  from Class B...................    10,235,548       174,694,214
Shares reacquired upon
  conversion into Class Z........    (6,921,503)     (118,081,252)
                                   ------------   ---------------
Net increase in shares
  outstanding....................    13,188,417   $   225,519,696
                                   ------------   ---------------
                                   ------------   ---------------
Class B
---------------------------------
Year ended December 31, 1997:
Shares sold......................    59,587,032   $ 1,140,769,682
Shares issued in reinvestment of
  dividends......................     9,872,279       192,363,178
Shares reacquired................   (55,367,777)   (1,062,159,431)
                                   ------------   ---------------
Net increase in shares
  outstanding before
  conversions....................    14,091,534       270,973,429
Shares reacquired upon conversion
  into Class A...................   (10,585,531)     (206,433,920)
                                   ------------   ---------------
Net increase in shares
  outstanding....................     3,506,003   $    64,539,509
                                   ------------   ---------------
                                   ------------   ---------------
Year ended December 31, 1996:
Shares sold......................    74,658,239   $ 1,272,242,211
Shares issued in reinvestment of
  dividends and distributions....    15,498,339       265,200,473
Shares reacquired................   (57,845,034)     (984,240,216)
                                   ------------   ---------------
Net increase in shares
  outstanding before
  conversion.....................    32,311,544       553,202,468
Shares reacquired upon
  conversion into Class A........   (10,257,533)     (174,694,214)
                                   ------------   ---------------
Net increase in shares
  outstanding....................    22,054,011   $   378,508,254
                                   ------------   ---------------
                                   ------------   ---------------
Class C
---------------------------------
Year ended December 31, 1997:
Shares sold......................     1,997,551   $    38,680,939
Shares issued in reinvestment of
  dividends......................       219,243         4,278,697
Shares reacquired................    (1,327,660)      (25,772,744)
                                   ------------   ---------------
Net increase in shares
  outstanding....................       889,134   $    17,186,892
                                   ------------   ---------------
                                   ------------   ---------------
Year ended December 31, 1996:
Shares sold......................     1,824,988   $    31,122,983
Shares issued in reinvestment of
  dividends and distributions....       259,155         4,433,090
Shares reacquired................      (784,090)      (13,332,036)
                                   ------------   ---------------
Net increase in shares
  outstanding....................     1,300,053   $    22,224,037
                                   ------------   ---------------
                                   ------------   ---------------

--------------------------------------------------------------------------------
                                       B-56

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

Class Z                               Shares          Amount
---------------------------------  ------------   ---------------
Year ended December 31, 1997:
Shares sold......................    11,766,210   $   223,973,948
Shares issued in reinvestment of
  dividends......................       923,845        18,100,201
Shares reacquired................    (6,704,933)     (127,753,754)
                                   ------------   ---------------
Net increase in shares
  outstanding....................     5,985,122   $   114,320,395
                                   ------------   ---------------
                                   ------------   ---------------
March 1, 1996(a) through
  December 31, 1996:
Shares sold......................     2,700,145   $    46,776,821
Shares issued in reinvestment of
  dividends and distributions....       860,658        14,729,186
Shares reacquired................    (3,020,820)      (51,839,669)
                                   ------------   ---------------
Net increase in shares
  outstanding before conversion
  from Class A...................       539,983         9,666,338
Shares issued upon conversion
  from Class A...................     6,921,503       118,081,252
                                   ------------   ---------------
Net increase in shares
  outstanding....................     7,461,486   $   127,747,590
                                   ------------   ---------------
                                   ------------   ---------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------

Financial Highlights                                PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                    Class A
                                                       ------------------------------------------------------------------
                                                                            Year Ended December 31,
                                                       ------------------------------------------------------------------
                                                          1997           1996           1995          1994         1993
                                                       ----------     ----------     ----------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................   $    17.26     $    16.44     $    13.24     $  13.80     $  12.07
                                                       ----------     ----------     ----------     --------     --------
Income from investment operations
Net investment income...............................          .38            .35            .27          .22          .23
Net realized and unrealized gain on investments and
   foreign currencies...............................         3.70           2.52           3.88          .09         2.42
                                                       ----------     ----------     ----------     --------     --------
   Total from investment operations.................         4.08           2.87           4.15          .31         2.65
                                                       ----------     ----------     ----------     --------     --------
Less distributions
Dividends from net investment income................         (.36)          (.35)          (.27)        (.22)        (.22)
Distributions in excess of net investment income....           --           (.01)            --           --           --
Distributions from net realized capital gains.......        (1.13)         (1.69)          (.68)        (.65)        (.70)
                                                       ----------     ----------     ----------     --------     --------
   Total distributions..............................        (1.49)         (2.05)          (.95)        (.87)        (.92)
                                                       ----------     ----------     ----------     --------     --------
Net asset value, end of year........................   $    19.85     $    17.26     $    16.44     $  13.24     $  13.80
                                                       ----------     ----------     ----------     --------     --------
                                                       ----------     ----------     ----------     --------     --------
TOTAL RETURN(a):....................................        23.88%         17.94%         31.58%        2.38%       22.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................   $1,912,802     $1,443,466     $1,158,111     $276,412     $232,535
Average net assets (000)............................   $1,709,030     $1,233,792     $  908,365     $254,596     $190,778
Ratios to average net assets:
   Expenses, including distribution fees............          .88%           .89%           .91%        1.00%         .91%
   Expenses, excluding distribution fees............          .63%           .64%           .66%         .75%         .71%
   Net investment income............................         1.87%          2.07%          1.82%        1.62%        1.71%
For Class A, B, C and Z shares:
   Portfolio turnover...............................           13%            19%            18%          12%          21%
   Average commission rate paid per share...........       $.0339         $.0523         $.0501          N/A          N/A

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-58

Financial Highlights                                PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                      Class B
                                                       ----------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                       ----------------------------------------------------------------------
                                                          1997           1996           1995           1994           1993
                                                       ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................   $    17.24     $    16.43     $    13.24     $    13.80     $    12.08
                                                       ----------     ----------     ----------     ----------     ----------
Income from investment operations
Net investment income...............................          .22            .22            .16            .12            .12
Net realized and unrealized gain on investments and
   foreign currencies...............................         3.72           2.51           3.87            .09           2.42
                                                       ----------     ----------     ----------     ----------     ----------
   Total from investment operations.................         3.94           2.73           4.03            .21           2.54
                                                       ----------     ----------     ----------     ----------     ----------
Less distributions
Dividends from net investment income................         (.22)          (.22)          (.16)          (.12)          (.12)
Distributions in excess of net investment income....           --           (.01)            --             --             --
Distributions from net realized capital gains.......        (1.13)         (1.69)          (.68)          (.65)          (.70)
                                                       ----------     ----------     ----------     ----------     ----------
   Total distributions..............................        (1.35)         (1.92)          (.84)          (.77)          (.82)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, end of year........................   $    19.83     $    17.24     $    16.43     $    13.24     $    13.80
                                                       ----------     ----------     ----------     ----------     ----------
                                                       ----------     ----------     ----------     ----------     ----------
TOTAL RETURN(a):....................................        23.05%         17.14%         30.62%          1.60%         21.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................   $3,090,767     $2,626,479     $2,140,895     $1,970,580     $1,794,634
Average net assets (000)............................   $2,924,413     $2,417,900     $1,891,160     $1,901,972     $1,522,992
Ratios to average net assets:
   Expenses, including distribution fees............         1.63%          1.64%          1.66%          1.75%          1.71%
   Expenses, excluding distribution fees............          .63%           .64%           .66%           .75%           .71%
   Net investment income............................         1.12%          1.37%           .99%           .87%           .91%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-59

Financial Highlights                                PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                               Class C                             Class Z
                                                       -------------------------------------------------------     --------
                                                                                                   August 1,
                                                                                                    1994(c)
                                                              Year Ended December 31,               Through
                                                       --------------------------------------     December 31,
                                                        1997           1996           1995            1994           1997
                                                       -------     ------------     ---------     ------------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................   $ 17.24       $  16.43        $ 13.24         $14.02        $  17.26
                                                       -------         ------       ---------         -----        --------
Income from investment operations
Net investment income...............................       .25            .22            .16            .09             .42
Net realized and unrealized gain (loss) on
   investments and foreign currencies...............      3.69           2.51           3.87           (.10)           3.72
                                                       -------         ------       ---------         -----        --------
   Total from investment operations.................      3.94           2.73           4.03           (.01)           4.14
                                                       -------         ------       ---------         -----        --------
Less distributions
Dividends from net investment income................      (.22)          (.22)          (.16)          (.12)           (.40)
Distributions in excess of net investment income....        --           (.01)            --             --              --
Distributions from net realized capital gains.......     (1.13)         (1.69)          (.68)          (.65)          (1.13)
                                                       -------         ------       ---------         -----        --------
   Total distributions..............................     (1.35)         (1.92)          (.84)          (.77)          (1.53)
                                                       -------         ------       ---------         -----        --------
Net asset value, end of period......................   $ 19.83       $  17.24        $ 16.43         $13.24        $  19.87
                                                       -------         ------       ---------         -----        --------
                                                       -------         ------       ---------         -----        --------
TOTAL RETURN(a):....................................    23.05%          17.14%         30.62%           .01%          24.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................   $72,244       $ 47,477        $23,894         $3,160        $267,121
Average net assets (000)............................   $60,434       $ 36,745        $12,190         $1,847        $ 57,646
Ratios to average net assets:
   Expenses, including distribution fees............     1.63%           1.64%          1.66%          1.83%(b)         .63%
   Expenses, excluding distribution fees............      .63%            .64%           .66%           .83%(b)         .63%
   Net investment income............................     1.11%           1.37%          1.03%           .90%(b)        2.11%
                                                        March 1,
                                                        1996(d)
                                                        Through
                                                      December 31,
                                                          1996
                                                      ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $  17.10
                                                      ------------
Income from investment operations
Net investment income...............................         .37
Net realized and unrealized gain (loss) on
   investments and foreign currencies...............        1.88
                                                      ------------
   Total from investment operations.................        2.25
                                                      ------------
Less distributions
Dividends from net investment income................        (.39)
Distributions in excess of net investment income....        (.01)
Distributions from net realized capital gains.......       (1.69)
                                                      ------------
   Total distributions..............................       (2.09)
                                                      ------------
Net asset value, end of period......................    $  17.26
                                                      ------------
                                                      ------------
TOTAL RETURN(a):....................................       13.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................    $128,752
Average net assets (000)............................    $124,631
Ratios to average net assets:
   Expenses, including distribution fees............         .64%(b)
   Expenses, excluding distribution fees............         .64%(b)
   Net investment income............................        2.43%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-60

Report of Independent Accountants                   PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Equity Fund, Inc.





New York, New York
February 13, 1998

Portfolio of Investments as of June 30, 1998
(Unaudited)                                        PRUDENTIAL EQUITY FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--80.2%
COMMON STOCKS--80.2%
------------------------------------------------------------
Automobiles & Trucks--3.0%
  859,000   Chrysler Corp.                       $   48,426,125
  600,000   General Motors Corp.                     40,087,500
17,134,308  LucasVarity PLC, ADR (Great
              Britain)                               68,081,600
  404,800   Navistar International Corp. (a)         11,688,600
  248,800   PACCAR Inc.                              12,999,800
                                                 --------------
                                                    181,283,625
------------------------------------------------------------
Banks & Financial Services--10.2%
  325,000   American Express Co.                     37,050,000
  552,800   American Financial Group Inc.            23,943,150
1,100,000   Bank of New York Co., Inc.               66,756,250
  653,000   BankAmerica Corp.                        56,443,688
  877,200   Chase Manhattan Corp.                    66,228,600
  764,200   Lehman Brothers Holdings Inc.            59,273,263
  285,706   Mellon Bank Corp.                        19,892,280
  384,750   Mercantile Bankshares Corp.              13,394,109
  286,400   Morgan (J.P.) & Co., Inc.                33,544,600
1,533,000   Morgan Stanley, Dean Witter,
              Discover & Co.                        140,077,875
   58,320   National City Corp.                       4,140,720
  900,000   NationsBank Corp.                        68,850,000
  450,000   Republic New York Corp.                  28,321,875
                                                 --------------
                                                    617,916,410
------------------------------------------------------------
Chemicals--2.3%
  711,000   Boc Group PLC, ADR (Great Britian)       19,285,875
  513,700   Dow Chemical Co.                         49,668,369
  788,200   Eastman Chemical Co. (a)                 49,065,450
  706,900   Wellman Inc.                             16,037,794
  100,000   Witco Corp.                               2,925,000
                                                 --------------
                                                    136,982,488
------------------------------------------------------------
Commercial Services--1.5%
  900,000   American Standard Co., Inc .(a)          40,218,750
1,475,600   Waste Management, Inc.                   51,646,000
                                                 --------------
                                                     91,864,750
------------------------------------------------------------
Computer Hardware--3.1%
2,598,750   Compaq Computer Corp.                $   73,739,531
  412,900   Gerber Scientific, Inc.                   9,393,475
  600,000   International Business Machines
              Corp.                                  68,887,500
   93,750   NCR Corp. (New)(a)                        3,046,875
1,351,100   Seagate Technology, Inc. (a)             32,173,069
                                                 --------------
                                                    187,240,450
------------------------------------------------------------
Construction & Housing--0.7%
1,100,000   Centex Corp.                             41,525,000
------------------------------------------------------------
Diversfied Consumer Products--5.6%
1,858,300   Freeport-McMoRan, Inc.                   26,749,837
  750,000   Gibson Greetings Inc. (a)                18,750,000
1,600,000   Loews Corp.                             139,400,000
1,865,000   Philip Morris Companies Inc.             73,434,375
3,360,000   RJR Nabisco Holdings Corp.               79,800,000
                                                 --------------
                                                    338,134,212
------------------------------------------------------------
Electrical Power--1.5%
  170,000   American Electric Power Company,
              Inc.                                    7,713,750
  570,000   General Public Utilities Corp.           21,553,125
  974,519   Houston Industries, Inc.                 30,088,274
  979,600   Unicom Corp.                             34,347,225
                                                 --------------
                                                     93,702,374
------------------------------------------------------------
Electronics--2.7%
1,691,000   AMP, Inc.                                58,128,125
1,359,400   Arrow Electronics, Inc.                  29,566,950
  172,900   Avnet, Inc.                               9,455,469
  600,000   Harris Corp.                             26,812,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-62

Portfolio of Investments as of June 30, 1998
(Unaudited)                                        PRUDENTIAL EQUITY FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Electronics (cont'd.)
  360,600   Hitachi Limited, ADR (Japan)         $   23,258,700
1,250,000   National Semiconductor Corp. (a)         16,484,375
   38,262   Raytheon Corp. (a)                        2,204,848
                                                 --------------
                                                    165,910,967
------------------------------------------------------------
Forest Products--7.2%
  643,900   Fort James Corp                          28,653,550
1,146,000   Georgia-Pacific Corp.                    91,665,750
1,475,000   International Paper Co.                  63,425,000
1,500,000   Mead Corp.                               47,625,000
  752,500   Rayonier Inc.                            34,615,000
  787,500   Temple- Inland Inc.                      42,426,562
1,260,000   Weyerhaeuser Co.                         58,196,250
2,200,000   Willamette Industries, Inc.              70,400,000
                                                 --------------
                                                    437,007,112
------------------------------------------------------------
Healthcare--7.0%
3,738,300   Columbia/HCA Healthcare Corp.           108,877,987
3,051,740   Foundation Health Systems, Inc.(a)       80,489,642
  497,300   Pacificare Health Systems (a)            43,948,888
2,817,274   Tenet Healthcare Corp. (a)               88,039,812
1,407,000   Wellpoint Health Networks Inc. (a)      104,118,000
                                                 --------------
                                                    425,474,329
------------------------------------------------------------
Insurance--11.6%
1,275,664   American General Corp.                   90,811,331
1,891,600   Chubb Corp.                             152,037,350
  700,000   Citizens Corp.                           21,918,750
2,550,363   Old Republic International Corp.         74,757,515
2,600,700   SAFECO Corp.                            118,169,306
1,433,800   St. Paul Companies, Inc.                 60,309,213
1,000,000   The Equitable Companies, Inc.            74,937,500
  363,200   Tokio Marine & Fire Insurance
              Company, ADR (Japan)                   18,477,800
1,520,100   Travelers Corp.                          92,156,063
                                                 --------------
                                                    703,574,828
------------------------------------------------------------
Metals-Nonferrous--1.3%
  600,000   Aluminum Company of America          $   39,562,500
1,256,900   Cyprus Minerals Co.                      16,653,925
   98,249   Kinross Gold Corp.(a) (Canada)              319,310
  888,400   Newmont Mining Corp.                     20,988,450
                                                 --------------
                                                     77,524,185
------------------------------------------------------------
Oil & Gas Exploration/Production--6.8%
  300,000   Amerada Hess Corp.                       16,293,750
1,000,000   Atlantic Richfield Co.                   78,125,000
1,130,448   Marketspan Corp. (a)                     33,842,787
1,100,000   Occidental Petroleum Corp.               29,700,000
1,523,900   Oryx Energy Co. (a)                      33,716,287
  350,000   Potash Corp. of Saskatchewan Inc.
              (Canada)                               26,446,875
2,098,596   Societe Nationale Elf Aquitaine,
              ADR
              (France)                              149,000,316
  738,365   Total SA, ADR (France)                   48,270,612
                                                 --------------
                                                    415,395,627
------------------------------------------------------------
Photography--1.0%
  807,300   Eastman Kodak Co.                        58,983,356
------------------------------------------------------------
Restaurants--1.8%
7,081,700   Darden Restaurants Inc.                 112,421,988
------------------------------------------------------------
Retail--8.5%
  212,300   BJ's Wholesale Club, Inc. (a)             8,624,688
2,800,000   Dillards Department Stores, Inc.        116,025,000
1,100,000   Homebase, Inc. (a)                        8,731,250
  928,500   Ikon Office Solutions Inc.               13,521,281
6,000,000   Kmart Corp. (a)                         115,500,000
  814,700   Nine West Group, Inc. (a)                21,844,144
1,800,000   Pep Boys - Manny, Moe & Jack             34,087,500
  500,000   Petrie Stores Corp. (a)                   1,429,688
  625,000   Sears, Roebuck & Co.                     38,164,062
2,000,000   Tandy Corp.                             106,125,000
2,125,000   Toys 'R' Us Inc. (a)                     50,070,312
                                                 --------------
                                                    514,122,925

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-63

Portfolio of Investments as of June 30, 1998
(Unaudited)                                        PRUDENTIAL EQUITY FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Steel - Producers--0.3%
1,373,300   Birmingham Steel Corp.               $   16,994,588
------------------------------------------------------------
Telecommunications--3.8%
1,481,733   360 Communications Co. (a)               47,415,456
1,000,000   AT&T Corp.                               57,125,000
1,740,000   Loral Space & Communications (a)         49,155,000
  722,400   Portugal Telecom, S.A. ADR
              (Portugal)                             38,242,050
  300,400   Telefonica de Espana, S.A. ADR
              (Spain)                                41,774,375
                                                 --------------
                                                    233,711,881
------------------------------------------------------------
Transportation--0.3%
  100,000   Marine Transport Corp. (a)                  406,250
1,000,000   OMI Corp. (a)                             8,000,000
  550,000   Overseas Shipholding Group, Inc.         11,206,250
                                                 --------------
                                                     19,612,500
                                                 --------------
            Total long-term investments
              (cost $3,128,225,896)               4,869,383,595
                                                 --------------
Principal
Amount
(000)
SHORT-TERM INVESTMENTS--20.3%
------------------------------------------------------------
Commercial Paper--8.7%
            American General Corp.
$   4,000   5.53%, 7/14/98                            3,991,398
            Aon Corp.
    3,863   5.55%, 7/14/98                            3,854,662
            Associates Corp. of North America.
   49,000   5.52%, 8/10/98                           48,691,952
            Bank Austria Finance, Inc.
   59,000   5.53%, 8/17/98                           58,564,972
            Bell Atlantic Network Funding
              Corp.
    6,000   5.58%, 7/22/98                            5,979,540
            Chase Manhattan Bank (USA)
   10,000   5.57%, 8/14/98                           10,000,000
            CIT Group Holdings, Inc.
   36,000   5.53%, 7/30/98                           35,834,100
            Commercial Credit Co.
   10,000   5.57%, 8/11/98                            9,935,017
            Countrywide Home Loan, Inc.
$  10,000   5.60%, 7/28/98                       $    9,956,444
            Credit Communal De Belgique S.A.
    7,000   5.58%, 8/13/98                            7,000,000
            Cregem North America Inc.
    6,000   5.70%, 7/20/98                            5,981,950
            First Tennessee Bank N.A.
    5,000   5.55%, 7/13/98                            4,999,945
            Ford Motor Credit Corp.
   17,000   5.54%, 7/2/98                            16,994,768
            General Electric Capital Corp.
   13,000   5.53%, 8/14/98                           12,910,138
   30,000   5.53%, 8/17/98                           29,778,800
            GTE Funding, Inc.
    9,000   5.60%, 7/23/98                            8,967,800
            Hertz Corp.
   26,224   5.57%, 8/11/98                           26,053,588
            Nordbanken North America, Inc.
   17,000   5.52%, 7/10/98                           16,973,933
    9,000   5.52%, 8/4/98                             8,951,700
            Norwest Corp.
   16,000   5.57%, 7/23/98                           15,943,062
            SBC Finance Inc.
   55,000   5.54%, 8/10/98                           54,652,981
            Svenska Handelsbanken
   12,000   5.53%, 8/10/98                           11,924,424
            Westdeutsche Landesbank
              Girozentrale
   60,000   5.55%, 7/8/98                            60,000,000
            Xerox Overseas Holdings PLC
   28,000   5.52%, 7/14/98                           27,939,894
   30,000   5.55%, 7/16/98                           29,926,000
                                                 --------------
            Total commercial paper
              (cost $525,874,788)                   525,807,068
------------------------------------------------------------
U.S. Government Agency & Instrumentalities--0.7%
            Federal National Mortgage
              Association
    7,000   5.63%, 8/14/98                            7,001,336
   15,000   5.71%, 9/9/98                            15,014,100
    5,000   4.94%, 2/23/99                            5,000,000
            United States Treasury Note
   17,000   6.125%, 8/31/98                          17,022,343
                                                 --------------
            Total U.S. government agency &
              instrumentalities
              (cost $44,043,102)                     44,037,779
                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-64

Portfolio of Investments as of June 30, 1998
(Unaudited)                                        PRUDENTIAL EQUITY FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Repurchase Agreement--10.9%
$ 661,594   Joint Repurchase Agreement
              Account,
              5.72%, 7/1/98 (Note 5)
              (cost $661,594,000)                $  661,594,000
                                                 --------------
            Total short-term investments
              (cost $1,231,511,890)               1,231,438,847
                                                 --------------
------------------------------------------------------------
Total Investments--100.5%
            (cost $4,359,737,786; Note 4)         6,100,822,442
            Liabilities in excess of other
              assets--(0.5%)                        (28,392,300)
                                                 --------------
            Net Assets--100%                     $6,072,430,142
                                                 --------------
                                                 --------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
The industry classification of short-term portfolio holdings as a percentage of net assets as of June 30, 1998 was as follows:

Short-Term Business Credit...........................   12.3%
Commercial Banks.....................................    5.1
Federal Credit Agencies..............................     .6
Auto-Rent License....................................     .6
Bank Holding Company U.S.............................     .4
U.S. Government Sovereign............................     .3
Motor Vehicle Parts..................................     .3
Phone Communications.................................     .2
Mortgage Bankers.....................................     .2
Personal Credit......................................     .1
Photographic Equipment...............................     .1
Life Insurance.......................................    .05
Accident & Health Insurance..........................    .05
                                                        ----
                                                        20.3%
                                                        ----
                                                        ----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-65

Statement of Assets and Liabilities (Unaudited)     PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           June 30, 1998
Investments, at value (cost $3,698,143,786).................................................................      $5,439,228,442
Joint repurchase account, at value (cost $661,594,000)......................................................         661,594,000
Cash........................................................................................................           1,508,880
Dividends and interest receivable...........................................................................          13,517,300
Receivable for Fund shares sold.............................................................................           8,336,096
Receivable for investments sold.............................................................................           4,528,332
Prepaid expenses and other assets...........................................................................              60,819
                                                                                                                  --------------
   Total assets.............................................................................................       6,128,773,869
                                                                                                                  --------------
Liabilities
Payable for investments purchased...........................................................................          40,177,490
Payable for Fund shares reacquired..........................................................................           8,898,166
Distribution fee payable....................................................................................           3,276,753
Management fee payable......................................................................................           2,234,186
Accrued expenses and other liabilities......................................................................           1,726,117
Deferred Trustees' fees.....................................................................................              28,444
Income distribution payable.................................................................................               2,571
                                                                                                                  --------------
   Total liabilities........................................................................................          56,343,727
                                                                                                                  --------------
Net Assets..................................................................................................      $6,072,430,142
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Common stock, at par.....................................................................................      $    2,761,887
   Paid-in capital in excess of par.........................................................................       3,824,831,296
                                                                                                                  --------------
                                                                                                                   3,827,593,183
   Undistributed net investment income......................................................................             720,552
   Accumulated net realized gain on investments and foreign currencies......................................         503,015,824
   Net unrealized appreciation on investments and foreign currencies........................................       1,741,100,583
                                                                                                                  --------------
Net assets, June 30, 1998...................................................................................      $6,072,430,142
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($2,295,671,894 / 104,349,516 shares of common stock issued and outstanding)..........................              $22.00
   Maximum sales charge (5.00% of offering price)...........................................................                1.16
                                                                                                                  --------------
   Maximum offering price to public.........................................................................              $23.16
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($3,344,966,114 / 152,257,981 shares of common stock issued and outstanding)..........................              $21.97
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($91,037,215 / 4,143,857 shares of common stock issued and outstanding)...............................              $21.97
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offerng price and redemption price per share
      ($340,754,918 / 15,489,020 shares of common stock issued and outstanding).............................              $22.00
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-66

PRUDENTIAL EQUITY FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                    Ended
                                                   June 30,
Net Investment Income                                1998
Income
   Dividends (net of foreign withholding
      taxes of $869,874).....................   $   40,886,431
   Interest..................................       26,233,675
                                                --------------
      Total income...........................       67,120,106
                                                --------------
Expenses
   Distribution fee--Class A.................        2,625,720
   Distribution fee--Class B.................       16,513,102
   Distribution fee--Class C.................          412,836
   Management fee............................       13,240,395
   Transfer agent's fees and expenses........        3,225,000
   Reports to shareholders...................          445,000
   Registration fees.........................          139,000
   Custodian's fees and expenses.............          119,000
   Franchise taxes...........................           91,000
   Insurance expense.........................           43,000
   Directors' fees and expenses..............           22,000
   Audit fee and expenses....................           17,000
   Legal fees and expenses...................           17,000
   Miscellaneous.............................           14,545
                                                --------------
      Total expenses.........................       36,924,598
                                                --------------
Net investment income........................       30,195,508
                                                --------------
Realized and Unrealized
Gain on Investments and
Foreign Currency Transactions
Net realized gain on:
   Investment transactions...................      502,444,940
   Foreign currency transactions.............          157,984
                                                --------------
                                                   502,602,924
                                                --------------
Net change in unrealized appreciation on:
   Investments and foreign currencies........      109,332,242
                                                --------------
Net gain on investments......................      611,935,166
                                                --------------
Net Increase in Net Assets
Resulting from Operations....................   $  642,130,674
                                                --------------
                                                --------------

PRUDENTIAL EQUITY FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                 Six Months
                                    Ended           Year Ended
Increase (Decrease)               June 30,         December 31,
in Net Assets                       1998               1997
Operations
   Net investment income.....  $    30,195,508    $    69,461,804
   Net realized gain on
      investments and foreign
      currencies.............      502,602,924        284,045,768
   Net change in unrealized
      appreciation of
      investments
      and foreign
      currencies.............      109,332,242        662,447,800
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............      642,130,674      1,015,955,372
                               ---------------    ---------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A................      (15,810,263)       (31,371,300)
      Class B................      (10,618,405)       (32,078,132)
      Class C................         (288,037)          (681,499)
      Class Z................       (2,758,251)        (4,240,127)
                               ---------------    ---------------
                                   (29,474,956)       (68,371,058)
                               ---------------    ---------------
   Distributions from net
      realized
      capital gains
      Class A................       (9,607,367)      (100,192,825)
      Class B................      (15,437,921)      (168,533,830)
      Class C................         (394,461)        (3,730,960)
      Class Z................       (1,482,546)       (13,864,843)
                               ---------------    ---------------
                                   (26,922,295)      (286,322,458)
                               ---------------    ---------------
Fund share transactions (net
   of share conversion) (Note
   6)
   Proceeds from shares
      sold...................    4,013,249,711      4,882,813,820
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions..........       54,026,119        340,731,229
   Cost of shares
      reacquired.............   (3,923,512,622)    (4,728,047,555)
                               ---------------    ---------------
   Net increase in net assets
      from Fund share
      transactions...........      143,763,208        435,497,494
                               ---------------    ---------------
Total increase...............      729,496,631      1,096,759,350
Net Assets
Beginning of period..........    5,342,933,511      4,246,174,161
                               ---------------    ---------------
End of period (a)............  $ 6,072,430,142    $ 5,342,933,511
                               ---------------    ---------------
                               ---------------    ---------------
------------------------------------------------------------
(a) Includes undistributed
   net investment income
   of........................  $       720,552                 --
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-67

Notes to Financial Statements (Unaudited)           PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
Prudential Equity Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital by investing primarily in common stocks of major established corporations.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Investments, including options, traded on a national securities or commodities exchange and Nasdaq National Market equity securities are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $500 million,
 .475 of 1% of the next $500 million of average daily net assets and .45 of 1% of the Fund's average daily net assets in excess of $1 billion.
--------------------------------------------------------------------------------
                                       B-68

Notes to Financial Statements (Unaudited)           PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund. Effective July, 1, 1998, Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund and will serve the Fund under the same terms and conditions as under the arrangement with PSI.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the six months ended June 30, 1998.

PSI has advised the Fund that it has received approximately $1,580,121 in front-end sales charges resulting from sales of Class A shares during the six months ended June 30, 1998. From these fees, PSI paid such sales charges to dealers (PSI and PRUCO Securities Corporation (Prusec)), which in turn paid commissions to salespersons.

PSI advised the Fund that for the six months ended June 30, 1998, it received approximately $2,011,274 and $17,933 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America and Prusec.

The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the six months ended June 30, 1998. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds.
The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the six months ended June 30, 1998, the Fund incurred fees of approximately $2,844,000 for the services of PMFS. As of June 30, 1998, approximately $493,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the six months ended June 30, 1998, PSI earned $110,069 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 1998 aggregated $664,859,145 and $900,591,609, respectively.

The federal income tax basis of the Fund's investments at June 30, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $1,741,084,658 (gross unrealized appreciation--$1,840,213,659; gross unrealized depreciation--$99,129,001).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of June 30, 1998, the Fund has a 53.30% undivided interest in the joint account. The undivided interest for the Fund represents $661,594,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

SBC Warburg Dillon Read Inc., 5.93%, in the principal amount of $345,000,000, repurchase price $345,056,829, due 7/1/98. The value of the collateral including accrued interest is $352,174,874.

Bear Stearns, Inc., 5.85%, in the principal amount of $345,000,000, repurchase price $345,056,063, due 7/1/98. The value of the collateral including accrued interest is $353,215,323.

Goldman Sachs, 5.20%, in the principal amount of $206,264,000, repurchase price $206,293,794, due 7/1/98. The value of the collateral including accrued interest was $210,389,609.
--------------------------------------------------------------------------------
                                       B-69

Notes to Financial Statements (Unaudited)           PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
Salomon Smith Barney Inc., 5.70%, in the principal amount of $345,000,000, repurchase price $345,054,625, due 7/1/98. The value of the collateral including accrued interest was $352,383,850.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective March 1, 1996 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.
Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
---------------------------------  ------------   ---------------
Six months ended June 30, 1998:
Shares sold......................   145,686,407   $ 3,129,027,191
Shares issued in reinvestment of
  dividends......................     1,100,649        24,111,931
Shares reacquired................  (143,591,142)   (3,091,205,693)
                                   ------------   ---------------
Net decrease in shares
  outstanding before
  conversions....................     3,195,914        61,933,429
Shares issued upon conversion
  from Class B...................     4,810,087       105,018,386
                                   ------------   ---------------
Net increase in shares
  outstanding....................     8,006,001   $   166,951,815
                                   ------------   ---------------
                                   ------------   ---------------
Year ended December 31, 1997:
Shares sold......................   176,089,330   $ 3,419,389,251
Shares issued in reinvestment of
  dividends......................     6,449,778       125,989,153
Shares reacquired................  (180,465,455)   (3,512,361,626)
                                   ------------   ---------------
Net increase in shares
  outstanding before
  conversions....................     2,073,653        33,016,778
Shares issued upon conversion
  from Class B...................    10,616,578       206,433,920
                                   ------------   ---------------
Net increase in shares
  outstanding....................    12,690,231   $   239,450,698
                                   ------------   ---------------
                                   ------------   ---------------
Class B                               Shares          Amount
---------------------------------  ------------   ---------------
Six months ended June 30, 1998:
Shares sold......................    35,003,746   $   742,787,337
Shares issued in reinvestment of
  dividends......................     1,142,707        25,021,081
Shares reacquired................   (34,984,160)     (739,462,708)
                                   ------------   ---------------
Net decrease in shares
  outstanding before
  conversions....................     1,162,293        28,345,710
Shares reacquired upon conversion
  into Class A...................    (4,790,766)     (105,018,386)
                                   ------------   ---------------
Net decrease in shares
  outstanding....................    (3,628,473)  $   (76,672,676)
                                   ------------   ---------------
                                   ------------   ---------------
Year ended December 31, 1997:
Shares sold......................    59,587,032   $ 1,140,769,682
Shares issued in reinvestment of
  dividends......................     9,872,279       192,363,178
Shares reacquired................   (55,367,777)   (1,062,159,431)
                                   ------------   ---------------
Net increase in shares
  outstanding before
  conversions....................    14,091,534       270,973,429
Shares reacquired upon conversion
  into Class A...................   (10,585,531)     (206,433,920)
                                   ------------   ---------------
Net increase in shares
  outstanding....................     3,506,003   $    64,539,509
                                   ------------   ---------------
                                   ------------   ---------------
Class C
---------------------------------
Six months ended June 30, 1998:
Shares sold......................     1,806,598   $    38,538,694
Shares issued in reinvestment of
  dividends......................        30,110           659,223
Shares reacquired................    (1,336,564)      (28,212,989)
                                   ------------   ---------------
Net increase in shares
  outstanding....................       500,144   $    10,984,928
                                   ------------   ---------------
                                   ------------   ---------------
Year ended December 31, 1997:
Shares sold......................     1,997,551   $    38,680,939
Shares issued in reinvestment of
  dividends......................       219,243         4,278,697
Shares reacquired................    (1,327,660)      (25,772,744)
                                   ------------   ---------------
Net increase in shares
  outstanding....................       889,134   $    17,186,892
                                   ------------   ---------------
                                   ------------   ---------------
Class Z
---------------------------------
Six months ended June 30, 1998:
Shares sold......................     4,874,684   $   102,896,488
Shares issued in reinvestment of
  dividends......................       193,268         4,233,885
Shares reacquired................    (3,025,540)      (64,631,237)
                                   ------------   ---------------
Net increase in shares
  outstanding....................     2,042,412   $    42,499,136
                                   ------------   ---------------
                                   ------------   ---------------
Year ended December 31, 1997:
Shares sold......................    11,766,210   $   223,973,948
Shares issued in reinvestment of
  dividends......................       923,845        18,100,201
Shares reacquired................    (6,704,933)     (127,753,754)
                                   ------------   ---------------
Net increase in shares
  outstanding....................     5,985,122   $   114,320,395
                                   ------------   ---------------
                                   ------------   ---------------

--------------------------------------------------------------------------------
                                       B-70

Financial Highlights (Unaudited)                    PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                     Class A
                                               ------------------------------------------------------------------------------------
                                                Six Months
                                                   Ended                              Year Ended December 31,
                                                 June 30,        ------------------------------------------------------------------
                                                   1998             1997           1996           1995          1994         1993
                                               -------------     ----------     ----------     ----------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......     $     19.85      $    17.26     $    16.44     $    13.24     $  13.80     $  12.07
                                               -------------     ----------     ----------     ----------     --------     --------
Income from investment operations
Net investment income......................             .16             .38            .35            .27          .22          .23
Net realized and unrealized gain on
   investments and foreign currencies......            2.24            3.70           2.52           3.88          .09         2.42
                                               -------------     ----------     ----------     ----------     --------     --------
   Total from investment operations........            2.40            4.08           2.87           4.15          .31         2.65
                                               -------------     ----------     ----------     ----------     --------     --------
Less distributions
Dividends from net investment income.......            (.15)           (.36)          (.35)          (.27)        (.22)        (.22)
Distributions in excess of net investment
   income..................................              --              --           (.01)            --           --           --
Distributions from net realized capital
   gains...................................            (.10)          (1.13)         (1.69)          (.68)        (.65)        (.70)
                                               -------------     ----------     ----------     ----------     --------     --------
   Total distributions.....................            (.25)          (1.49)         (2.05)          (.95)        (.87)        (.92)
                                               -------------     ----------     ----------     ----------     --------     --------
Net asset value, end of period.............     $     22.00      $    19.85     $    17.26     $    16.44     $  13.24     $  13.80
                                               -------------     ----------     ----------     ----------     --------     --------
                                               -------------     ----------     ----------     ----------     --------     --------
TOTAL RETURN(a):...........................           12.11%          23.88%         17.94%         31.58%        2.38%       22.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............     $ 2,295,672      $1,912,802     $1,443,466     $1,158,111     $276,412     $232,535
Average net assets (000)...................     $ 2,117,984      $1,709,030     $1,233,792     $  908,365     $254,596     $190,778
Ratios to average net assets:
   Expenses, including distribution fees...             .85%(b)         .88%           .89%           .91%        1.00%         .91%
   Expenses, excluding distribution fees...             .60%(b)         .63%           .64%           .66%         .75%         .71%
   Net investment income...................            1.46%(b)        1.87%          2.07%          1.82%        1.62%        1.71%
For Class A, B, C and Z shares:
   Portfolio turnover......................              14%             13%            19%            18%          12%          21%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-71

Financial Highlights (Unaudited)                    PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                Class B
                                               -------------------------------------------------------------------------
                                                Six Months
                                                   Ended                         Year Ended December 31,
                                                 June 30,        -------------------------------------------------------
                                                   1998             1997           1996           1995           1994
                                               -------------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......     $     19.83      $    17.24     $    16.43     $    13.24     $    13.80
                                               -------------     ----------     ----------     ----------     ----------
Income from investment operations
Net investment income......................             .08             .22            .22            .16            .12
Net realized and unrealized gain on
   investments and foreign currencies......            2.23            3.72           2.51           3.87            .09
                                               -------------     ----------     ----------     ----------     ----------
   Total from investment operations........            2.31            3.94           2.73           4.03            .21
                                               -------------     ----------     ----------     ----------     ----------
Less distributions
Dividends from net investment income.......            (.07)           (.22)          (.22)          (.16)          (.12)
Distributions in excess of net investment
   income..................................              --              --           (.01)            --             --
Distributions from net realized capital
   gains...................................            (.10)          (1.13)         (1.69)          (.68)          (.65)
                                               -------------     ----------     ----------     ----------     ----------
   Total distributions.....................            (.17)          (1.35)         (1.92)          (.84)          (.77)
                                               -------------     ----------     ----------     ----------     ----------
Net asset value, end of period.............     $     21.97      $    19.83     $    17.24     $    16.43     $    13.24
                                               -------------     ----------     ----------     ----------     ----------
                                               -------------     ----------     ----------     ----------     ----------
TOTAL RETURN(a):...........................           11.65%          23.05%         17.14%         30.62%          1.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............     $ 3,344,966      $3,090,767     $2,626,479     $2,140,895     $1,970,580
Average net assets (000)...................     $ 3,329,990      $2,924,413     $2,417,900     $1,891,160     $1,901,972
Ratios to average net assets:
   Expenses, including distribution fees...            1.60%(b)        1.63%          1.64%          1.66%          1.75%
   Expenses, excluding distribution fees...             .60%(b)         .63%           .64%           .66%           .75%
   Net investment income...................             .71%(b)        1.12%          1.37%           .99%           .87%

                                                1993
                                             ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......  $    12.08
                                             ----------
Income from investment operations
Net investment income......................         .12
Net realized and unrealized gain on
   investments and foreign currencies......        2.42
                                             ----------
   Total from investment operations........        2.54
                                             ----------
Less distributions
Dividends from net investment income.......        (.12)
Distributions in excess of net investment
   income..................................          --
Distributions from net realized capital
   gains...................................        (.70)
                                             ----------
   Total distributions.....................        (.82)
                                             ----------
Net asset value, end of period.............  $    13.80
                                             ----------
                                             ----------
TOTAL RETURN(a):...........................       21.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............  $1,794,634
Average net assets (000)...................  $1,522,992
Ratios to average net assets:
   Expenses, including distribution fees...        1.71%
   Expenses, excluding distribution fees...         .71%
   Net investment income...................         .91%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-72

Financial Highlights (Unaudited)                    PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                Class C
                                               -------------------------------------------------------------------------
                                                                                                             August 1,
                                                Six Months                                                    1994(c)
                                                   Ended                Year Ended December 31,               Through
                                                 June 30,        --------------------------------------     December 31,
                                                   1998           1997           1996           1995            1994
                                               -------------     -------     ------------     ---------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......       $ 19.83        $ 17.24       $  16.43        $ 13.24         $14.02
                                                   ------        -------         ------       ---------         -----
Income from investment operations
Net investment income......................           .09            .25            .22            .16            .09
Net realized and unrealized gain (loss) on
   investments and foreign currencies......          2.22           3.69           2.51           3.87           (.10)
                                                   ------        -------         ------       ---------         -----
   Total from investment operations........          2.31           3.94           2.73           4.03           (.01)
                                                   ------        -------         ------       ---------         -----
Less distributions
Dividends from net investment income.......          (.07)          (.22)          (.22)          (.16)          (.12)
Distributions in excess of net investment
   income..................................            --             --           (.01)            --             --
Distributions from net realized capital
   gains...................................          (.10)         (1.13)         (1.69)          (.68)          (.65)
                                                   ------        -------         ------       ---------         -----
   Total distributions.....................          (.17)         (1.35)         (1.92)          (.84)          (.77)
                                                   ------        -------         ------       ---------         -----
Net asset value, end of period.............       $ 21.97        $ 19.83       $  17.24        $ 16.43         $13.24
                                                   ------        -------         ------       ---------         -----
                                                   ------        -------         ------       ---------         -----
TOTAL RETURN(a):...........................         11.65%        23.05%          17.14%         30.62%           .01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............       $91,037        $72,244       $ 47,477        $23,894         $3,160
Average net assets (000)...................       $88,251        $60,434       $ 36,745        $12,190         $1,847
Ratios to average net assets:
   Expenses, including distribution fees...          1.60%(b)      1.63%           1.64%          1.66%          1.83%(b)
   Expenses, excluding distribution fees...           .60%(b)       .63%            .64%           .66%           .83%(b)
   Net investment income...................           .73%(b)      1.11%           1.37%          1.03%           .90%(b)

                                                               Class Z
                                             -------------------------------------------
                                                                              March 1,
                                              Six Months                      1996(d)
                                                 Ended           Year         Through
                                               June 30,         Ended       December 31,
                                                 1998            1997           1996
                                             -------------     --------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $   19.87       $  17.26       $  17.10
                                             -------------     --------     ------------
Income from investment operations
Net investment income......................          .19            .42            .37
Net realized and unrealized gain (loss) on
   investments and foreign currencies......         2.22           3.72           1.88
                                             -------------     --------     ------------
   Total from investment operations........         2.41           4.14           2.25
                                             -------------     --------     ------------
Less distributions
Dividends from net investment income.......         (.18)          (.40)          (.39)
Distributions in excess of net investment
   income..................................                          --           (.01)
Distributions from net realized capital
   gains...................................         (.10)         (1.13)         (1.69)
                                             -------------     --------     ------------
   Total distributions.....................         (.28)         (1.53)         (2.09)
                                             -------------     --------     ------------
Net asset value, end of period.............    $   22.00       $  19.87       $  17.26
                                             -------------     --------     ------------
                                             -------------     --------     ------------
TOTAL RETURN(a):...........................        12.14%         24.29%         13.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $ 340,755       $267,121       $128,752
Average net assets (000)...................    $  68,052       $ 57,646       $124,631
Ratios to average net assets:
   Expenses, including distribution fees...          .60%(b)        .63%           .64%(b)
   Expenses, excluding distribution fees...          .60%(b)        .63%           .64%(b)
   Net investment income...................         1.23%(b)       2.11%          2.43%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-73

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate change. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

                                    [CHART]

               VALUE OF $1.00 INVESTED ON
                 1/1/26 THROUGH 12/31/97
Small Stocks                                    $5,519.97
Common Stocks                                   $1,828.33
Long-Term Bonds                                 $   39.07
Treasury Bills                                  $   14.25
Inflation                                       $    9.02


Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.


Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                      '87      '88      '89      '90      '91      '92      '93      '94      '95      '96
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                               2.0%     7.0%    14.4%     8.5%    15.3%     7.2%    10.7%    (3.4)%   18.4%     2.7%
----------------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                          4.3%     8.7%    15.4%    10.7%    15.7%     7.0%     6.8%    (1.6)%   16.8%     5.4%
----------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                               2.6%     9.2%    14.1%     7.1%    18.5%     8.7%    12.2%    (3.9)%   22.3%     3.3%
----------------------------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                               5.0%    12.5%     0.8%    (9.6)%   46.2%    15.8%    17.1%    (1.0)%   19.2%    11.4%
----------------------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                              35.2%     2.3%    (3.4)%   15.3%    16.2%     4.8%    15.1%     6.0%    19.6%     4.1%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT             33.2     10.2     18.8     24.9     30.9     11.0     10.3      9.9      5.5      8.7

                                      '97
-----------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                               9.6%
-----------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                          9.5%
-----------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                              10.2%
-----------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                              12.8%
-----------------------------------
WORLD
GOVERNMENT
BONDS(5)                              (4.3%)
-----------------------------------
-----------------------------------
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT             17.1

(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5)SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from December 31, 1986 through December 31, 1997. It does not represent the performance of any Prudential Mutual Fund.


AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS (12/31/85 - 12/31/97) (IN U.S. DOLLARS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

The Netherlands      20.5%
Sweden               20.4%
Spain                20.4%
Hong Kong            19.7%
Belgium              19.5%
Switzerland          17.9%
USA                  17.1%
UK                   16.6%
France               15.6%
Germany              12.1%
Austria               9.6%
Japan                 6.6%


Source: Morgan Stanley Capital International (MSCI) and Lipper Analytical Services, Inc. as of 12/31/97. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.
                                    [CHART]
1969-1997 Capital Appreciation and Reinvesting Dividends--$304,596
Capital Appreciation Only--$105,413


Source: Stocks Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.


             ------------------------------------------------------

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL: $12.5 TRILLION

                                   CANADA - 2.5%
                                   PACIFIC BASIN - 15.6%
                                   EUROPE - 32.1%
                                   U.S. - 49.8%
                  -------------------------------------------


Source: Morgan Stanley Capital International, December 31, 1997. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1,577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

            This chart below shows the historical volatility of general interest rates as measured by the long U.S.
            Treasury Bond.

            LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)

                                    [CHART]

-------------------------------------------
            Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.


    As of December 31, 1998, Thomas Jackson, the portfolio manager of the Fund,
managed over $   billion in equity assets including the Fund's assets as well as the Common Stock Portfolio underlying the variable contracts in The Prudential Series Fund, Inc.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL


    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL


    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.



    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of individual life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.5 million cars and insures approximately 1.2 million homes.



    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In PENSIONS & INVESTMENTS, May 12, 1996, Prudential was ranked third in terms of total assets under management.



    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,100 offices throughout the United States.(2)



    HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.



    FINANCIAL SERVICES. The Prudential Savings Bank FSB, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


    As of December 30, 1997, Prudential Investments Fund Management was the 17th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.


(1) PIC serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

(2) As of December 31, 1996.

                                     III-1

    EQUITY FUNDS. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

(3) As of December 31, 1996. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Investments, a business group of PIC, for the year ended December 31, 1995.

(5) Based on 559 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.
(6) As of December 31, 1994

                                     III-2

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES


    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion. During 1997, over 29,000 new customer accounts were opened each month at Prudential Securities.(7)



    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas.



    In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Three Prudential Securities analysts were ranked as first-team finishers.(8)


    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectsSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.


(7) As of December 31, 1997.

(8) On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

                                     PART C
                               OTHER INFORMATION


ITEM 23.  EXHIBITS.



    (a) (1) Articles of Restatement, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-75128).



        (2) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1996 (File No. 2-75128).



        (3) Articles Supplementary.*



    (b) By-Laws, incorporated by reference to Exhibit 2(c) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on May 9, 1994 (File No. 2-75128).



    (c) (1) Specimen stock certificate, incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).



        (2) Instruments Defining Rights of Shareholders, incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 1994 (File No. 2-75128).



    (d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).



        (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).



    (e) (1) Selected Dealer Agreement.*



        (2) Distribution Agreement.*



    (g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).



        (2) Amendment to Custodian Contract.*



    (h) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc, incorporated by reference to
        Exhibit 9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).



    (i) Opinion of Sullivan & Cromwell, incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-15728).



    (m) (1) Amended and Restated Distribution and Service Plan for Class A shares.*



        (2) Amended and Restated Distribution and Service Plan for Class B shares.*



        (3) Amended and Restated Distribution and Service Plan for Class C shares.*



    (n) Financial Data Schedules.*



    (o) Amended and Restated Rule 18f-3 Plan.*

------------------------
 *Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.



    No person is controlled by or under common control with the Registrant.



ITEM 25.  INDEMNIFICATION.



    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit b to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit e(2) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised, that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


    Section 9 of the Management Agreement (Exhibit d(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit d(2) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


(a) PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)


    See "How the Fund is Managed -- Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

    The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, Newark, New Jersey 07102.


NAME AND ADDRESS            POSITION WITH PIFM                              PRINCIPAL OCCUPATIONS
--------------------------  ------------------------------  -----------------------------------------------------
Robert F. Gunia             Executive Vice President and    Vice President, Prudential Investments; Executive
                            Treasurer                         Vice President and Treasurer, PIFM; Senior Vice
                                                              President, Prudential Securities Incorporated

Neil A. McGuinness          Executive Vice President        Executive Vice President and Director of Marketing,
                                                              Prudential Mutual Funds & Annuities (PMF&A);
                                                              Executive Vice President, PIFM

Brian M. Storms             Officer-In-Charge, President,   President, PMF&A; Officer-In-Charge, President, Chief
                            Chief Executive Officer and       Executive Officer and Chief Operating Officer, PIFM
                            Chief Operating Officer

Robert J. Sullivan          Executive Vice President        Executive Vice President, PMF&A; Executive Vice
                                                              President, PIFM


(b) THE PRUDENTIAL INVESTMENT CORPORATION (PIC)


    See "How the Fund is Managed -- Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of PIC's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, Newark, New Jersey 07102.


NAME AND ADDRESS            POSITION WITH PIC                               PRINCIPAL OCCUPATIONS
--------------------------  ------------------------------  -----------------------------------------------------
E. Michael Caulfield        Chairman of the Board,          Chief Executive Officer of Prudential Investments
                            President and Chief Executive     (PI) of The Prudential Insurance Company of America
                            Officer and Director              (Prudential)
John R. Strangfeld          Vice President and Director     President of Private Asset Management Group of
                                                              Prudential; Senior Vice President, Prudential; Vice
                                                              President and Director, PIC



ITEM 27.  PRINCIPAL UNDERWRITERS.



    (a) Prudential Investment Management Services (PIMS)



    PIMS is distributor for The BlackRock Government Income Trust, Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund. The Global Total Return Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mid-Cap Value Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential 20/20 Focus Fund, Prudential Utility Fund, Inc., Prudential World Fund, Inc., Global Utility Fund, Inc., The Prudential Investment Portfolios, Inc., and The Target Portfolio Trust.

    (b) Information concerning officers and directors of PIMS is set forth below.



                                  POSITIONS AND                                    POSITIONS AND
                                  OFFICES WITH                                     OFFICES WITH
NAME(1)                           UNDERWRITER                                      REGISTRANT
------------------------------    ---------------------------------------------    --------------
E. Michael Caulfield..........    President                                        None

Mark R. Fetting...............    Executive Vice President                         None
  Gateway Center Three
  100 Mulberry Street
  Newark, New Jersey 07102

Jean D. Hamilton..............    Executive Vice President                         None

Ronald P. Joelson.............    Executive Vice President                         None

Brian M. Storms...............    Executive Vice President                         President and
                                                                                   Director
  Gateway Center Three
  100 Mulberry Street
  Newark, New Jersey 07102

John R. Strangfeld............    Executive Vice President                         None

Mario A. Mosse................    Senior Vice President and Chief Operating        None
                                  Officer

Scott S. Wallner..............    Vice President, Secretary and Chief Legal        None
                                  Officer

Michael G. Williamson.........    Vice President, Comptroller and Chief            None
                                  Financial Officer

C. Edward Chaplin.............    Treasurer                                        None


------------------------

(1)The address of each person named is 751 Broad Street, Newark, New Jersey 07102-4077 unless otherwise indicated.


    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.



    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f),
31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.



ITEM 29.  MANAGEMENT SERVICES.



    Other than as set forth under the captions "How the Fund is Managed -- Manager" and "How the Fund is Managed -- Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.



ITEM 30.  UNDERTAKINGS.



    Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 30th day of December, 1998.


                              PRUDENTIAL EQUITY FUND, INC.

                              /s/ Brian M. Storms

          ----------------------------------------------------------------------

                              (BRIAN M. STORMS, PRESIDENT)


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                            TITLE                           DATE
-----------------------------------  ------------------------  -----------------
/s/ Edward D. Beach                  Director                  December 30, 1998
----------------------------------
  EDWARD D. BEACH

/s/ Delayne D. Gold                  Director                  December 30, 1998
----------------------------------
  DELAYNE D. GOLD

/s/ Robert F. Gunia                  Director                  December 30, 1998
----------------------------------
  ROBERT F. GUNIA

/s/ Douglas H. McCorkindale          Director                  December 30, 1998
----------------------------------
  DOUGLAS H. MCCORKINDALE

/s/ Mendel A. Melzer                 Director                  December 30, 1998
----------------------------------
  MENDEL A. MELZER

/s/ Thomas T. Mooney                 Director                  December 30, 1998
----------------------------------
  THOMAS T. MOONEY

/s/ Stephen P. Munn                  Director                  December 30, 1998
----------------------------------
  STEPHEN P. MUNN

/s/ Richard A. Redeker               Director                  December 30, 1998
----------------------------------
  RICHARD A. REDEKER

/s/ Robin B. Smith                   Director                  December 30, 1998
----------------------------------
  ROBIN B. SMITH

/s/ Brian M. Storms                  President and Director    December 30, 1998
----------------------------------
  BRIAN M. STORMS

/s/ Louis A. Weil, III               Director                  December 30, 1998
----------------------------------
  LOUIS A. WEIL, III

/s/ Clay T. Whitehead                Director                  December 30, 1998
----------------------------------
  CLAY T. WHITEHEAD

/s/ Grace C. Torres                  Treasurer and Principal   December 30, 1998
----------------------------------     Financial and
  GRACE C. TORRES                      Accounting Officer

                                 EXHIBIT INDEX



    (a) (1) Articles of Restatement, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-75128).



        (2) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1996 (File No. 2-75128).



        (3) Articles Supplementary.*



    (b) By-Laws, incorporated by reference to Exhibit 2(c) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on May 9, 1994 (File No. 2-75128).



    (c) (1) Specimen stock certificate, incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).



        (2) Instruments Defining Rights of Shareholders, incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 1994 (File No. 2-75128).



    (d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).



        (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).



    (e) (1) Distribution Agreement.*



        (2) Selected Dealer Agreement.*



    (g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).



        (2) Amendment to Custodian Contract.*



    (h) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc, incorporated by reference to
        Exhibit 9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).



    (i) Opinion of Sullivan & Cromwell, incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-15728).



    (m) (1) Amended and Restated Distribution and Service Plan for Class A shares.*



        (2) Amended and Restated Distribution and Service Plan for Class B shares.*



        (3) Amended and Restated Distribution and Service Plan for Class C shares.*



    (n) Financial Data Schedules.*



    (o) Amended and Restated Rule 18f-3 Plan.*

------------------------

 *Filed herewith.